As filed with the Securities and Exchange Commission

on April 27, 2010

Securities Act File No. 33-58125

Investment Company Act File No. 811-07261

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 32	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940	☒

Amendment No. 33	☒

(Check appropriate box or boxes)

Credit Suisse Trust

(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 325-2000

J. Kevin Gao, Esq.

Credit Suisse Trust

Eleven Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Dianne E. O’Donnell, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate date of proposed public offering: May 1, 2010.

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2), or

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment

CREDIT SUISSE FUNDS

Prospectus

May 1, 2010

CREDIT SUISSE TRUST

■  COMMODITY RETURN
STRATEGY PORTFOLIO

TICKER SYMBOL: CCRSX

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

INVESTMENT OBJECTIVE	4

FEES AND PORTFOLIO EXPENSES	4

EXAMPLE	5

PORTFOLIO TURNOVER	5

PRINCIPAL INVESTMENT STRATEGIES	6

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO	7

PERFORMANCE SUMMARY	11

Year-by-Year Total Returns	11

Average Annual Total Returns	11

MANAGEMENT	12

PURCHASE AND SALE OF PORTFOLIO SHARES	13

TAX INFORMATION	14

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES	14

THE PORTFOLIO IN DETAIL	15

The Management Firm	15

Goal and Strategies	15

Portfolio Investments	18

Risk Factors	21

Investor Profile	27

CERTAIN INVESTMENT PRACTICES	28

FINANCIAL HIGHLIGHTS	31

MEET THE MANAGERS	32

MORE ABOUT YOUR PORTFOLIO	33

Share Valuation	33

Distributions	34

Taxes	34

Statements and Reports	35

BUYING AND SELLING SHARES	37

OTHER INFORMATION	40

About the Distributor	40

FOR MORE INFORMATION	back cover

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INVESTMENT OBJECTIVE

The portfolio seeks total return.

FEES AND PORTFOLIO EXPENSES

The accompanying table describes the fees and expenses you may pay if you buy and hold shares of the portfolio. The fee table and the expense example do not reflect expenses incurred from investing through a variable contract or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in the portfolio through a variable contract or qualified plan is presented in the contract prospectus through which the portfolio's shares are offered to you or in the plan documents or other informational materials supplied by plan sponsors.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	N/A
Maximum deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (expenses that you pay as a percentage of the value of your investment)
Management fee of portfolio and Credit Suisse Cayman Commodity Fund II, Ltd. ("Subsidiary")	0.50%
Distribution and service (12b-1) fee	0.25%
Other expenses	0.45%
Total annual portfolio operating expenses	1.20%

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EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or life insurance contract or qualified plan. If the example included these expenses, the figures shown would be higher.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$122	$381	$660	$1,455

PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was 53% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The portfolio is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Index"). The portfolio intends to invest its assets in a combination of commodity-linked derivative instruments and fixed income securities. The portfolio gains exposure to commodities markets by investing in structured notes whose principal and/or coupon payments are linked to the DJ-UBS Index and swap agreements on the DJ-UBS Index.

The portfolio may invest up to 25% of its total assets in the Subsidiary, a wholly owned subsidiary of the portfolio formed in the Cayman Islands, which has the same investment objective as the portfolio and has a strategy of investing in commodity-linked swap agreements and other commodity-linked derivative instruments, futures contracts on individual commodities or a subset of commodities and options on them.

The portfolio invests in a portfolio of fixed income securities normally having an average duration of one year or less, and emphasizes investment-grade fixed income securities. The portfolio may invest without limit in U.S. dollar-denominated foreign securities and may invest up to 30% of its assets in non-U.S. dollar-denominated securities.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

The portfolio is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular investment held by the portfolio may be significantly higher than 50% of the value of the investment. Investors in the fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMMODITY RISK

The portfolio's investment in commodity-linked derivative instruments may subject the portfolio to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the portfolio's net asset value), and there can be no assurance that the portfolio's use of leverage will be successful.

CORRELATION RISK

Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, commodity-linked structured notes may be structured in a way that results in the portfolio's performance diverging from the DJ-UBS Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the portfolio not participating in declines or increases in the DJ-UBS Index that exceed the limits.

CREDIT RISK

The issuer of a security or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute

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for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The portfolio may also use derivatives for leverage. The portfolio's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as commodity risk, correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

EXPOSURE RISK

The risk associated with investments (such as derivatives) or practices that increase the amount of money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

EXTENSION RISK

An unexpected rise in interest rates may extend the life of a fixed income security beyond the expected payment time, typically reducing the security's value.

FOCUS RISK

The portfolio will be exposed to the performance of commodities in the DJ-UBS Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the portfolio may be subject to greater volatility than if the index were more broadly diversified among commodity sectors.

FOREIGN SECURITIES RISK

A portfolio that invests outside the United States carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency

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denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

LIQUIDITY RISK

Certain portfolio securities, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

The portfolio is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

SUBSIDIARY RISK

By investing in the Subsidiary, the portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other

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investments held by the Subsidiary are generally similar to those that are permitted to be held by the portfolio and are subject to the same risks that apply to similar investments if held directly by the portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, the portfolio wholly owns and controls the Subsidiary, and the portfolio and the Subsidiary are both managed by Credit Suisse Asset Management, LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the portfolio and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as it does currently and could adversely affect the portfolio.

TAX RISK

Any income the portfolio derives from direct investments in commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of the portfolio's gross income in order for the portfolio to maintain its pass through tax status. The portfolio has obtained a private letter ruling from the Internal Revenue Service (the "IRS") confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Code. In addition, the IRS has issued a private letter ruling to the portfolio confirming that income derived from the portfolio's investment in its Subsidiary will also constitute qualifying income to the portfolio. Based on such rulings, the portfolio seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and, through investments in the Subsidiary, commodity-linked swaps and commodity futures.

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PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the portfolio. The bar chart shows you how portfolio performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad-based securities market index. The table also compares the portfolio's performance to the DJ-UBS Index, which is composed of futures contracts on 19 physical commodities. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

The portfolio makes updated performance available at the portfolio's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 800-222-8977.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/09:	ONE YEAR 2009	LIFE OF PORTFOLIO	INCEPTION DATE
COMMODITY RETURN STRATEGY PORTFOLIO	19.48%	-0.31%	2/28/06
STANDARD & POOR'S 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES OR EXPENSES)	26.47%	-1.44%
DOW JONES-UBS COMMODITY INDEX TOTAL RETURN (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)	18.91%	-1.30%

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MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the portfolio. Christopher Burton (Director of Credit Suisse) and Andrew Karsh (Director of Credit Suisse) are the co-lead portfolio managers of the portfolio and have been team members since the portfolio's inception in February 2006 and January 2008, respectively.

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PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the portfolio may be purchased or redeemed only through variable annuity contracts and variable life insurance policies offered by the separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio's net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your life insurance company, pension plan or retirement plan may impose investment minimums.

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TAX INFORMATION

Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES

The portfolio and its related companies may pay broker/dealers or other financial intermediaries (such as a bank or insurance company) for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other representative or its employees or associated persons to recommend the portfolio over another investment. Ask your financial representative or visit your financial representative's website for more information.

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THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio. Credit Suisse Asset Management, LLC ("Credit Suisse") also serves as the investment manager for the Subsidiary

■  Responsible for managing the portfolio's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

The portfolio pays advisory fees at the annual rate of 0.50% of its average net assets for advisory services. For the 2009 fiscal year, the portfolio paid Credit Suisse 0.25% of its average net assets for advisory services, after waivers and reimbursements.

A discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment advisory agreement is available in the portfolio's Annual Report to shareholders for the year ended December 31, 2009.

Credit Suisse will waive fees and reimburse expenses so that the portfolio's annual operating expenses will not exceed 0.95% of the portfolio's average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

As discussed in the "Principal Strategies" section, the portfolio intends to pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with Credit Suisse whereby Credit Suisse or its affiliates provide investment advisory and other services to the Subsidiary. Neither Credit Suisse nor any affiliate receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the portfolio pays Credit Suisse and its affiliates based on the portfolio's assets, including the assets in the Subsidiary.

■   GOAL AND STRATEGIES

PRINCIPAL STRATEGIES

The portfolio seeks total return. To pursue this goal, it invests in a combination of commodity-linked derivative instruments and fixed income securities. The portfolio's investment objective of total return may be changed without shareholder approval.

The portfolio invests in commodity-linked derivative instruments, such as commodity-linked notes, swap

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agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. The portfolio invests all of its assets in commodity-linked derivative instruments, such as structured notes and swaps, and fixed income securities, subject to applicable IRS limits.

The portfolio intends to gain exposure to commodities markets by investing in commodity-linked structured notes and will limit its direct investments in commodity-linked swap agreements such that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the portfolio's annual gross income.

The principal value of commodity-linked structured notes held by the portfolio is expected to equal between 0% and 50% of the portfolio's net assets at the time of investment. The percentage may be higher or lower as the value of the DJ-UBS Index changes. The remainder of the portfolio's assets (other than amounts invested in structured notes, swaps and other derivatives) are expected to consist predominantly of fixed income instruments.

The portfolio may also gain exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by Credit Suisse and has the same investment objective as the portfolio. The Subsidiary (unlike the portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the portfolio.

Credit Suisse believes that strong global demand for commodities coupled with inflationary pressures are creating a positive environment for commodities. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The index is weighted among commodity sectors using dollar-adjusted liquidity and production data. Currently, four energy products, six metals and nine agricultural products are represented in the index. The DJ-UBS Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes less than 2% or more than 15% of the index, and each related group of commodities (e.g., energy, precious metals, livestock or grains) represented in the index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the index and different sectors may represent different proportions of the index. (A more detailed description of the DJ-UBS

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Index is found in the Statement of Additional Information (SAI).) The portfolio does not intend to invest in commodities directly or in instruments linked to individual commodity sectors.

The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the portfolio's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions. In addition, while the primary driver of the portfolio's returns is expected to be the change in value of the DJ-UBS Index, the portfolio is not an index fund. However, it is designed to generally achieve positive performance relative to the DJ-UBS Index, although there can be no guarantee that this positive performance will be achieved. In fact, commodity-linked structured notes may be structured in a way that results in the portfolio's performance diverging from the DJ-UBS Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the portfolio not participating in declines or increases in the DJ-UBS Index that exceed the limits.

The portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in the three commodity sectors (currently the energy, metals and agricultural sectors) of the DJ-UBS Index. In addition, the portfolio can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the portfolio's share values will fluctuate in response to events affecting issues in those sectors.

The portfolio does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment.

The portfolio invests in commodity-linked derivatives that are structured notes, swaps and hybrid instruments excluded from regulation under the Commodity Exchange Act, so that the portfolio will not be considered a "commodity pool." From time to time the portfolio may invest in instruments that are regulated under that Act.

Under normal market conditions:

■  at least 90% of the portfolio's fixed income securities (excluding structured notes) will be investment grade

■  the portfolio will maintain an average duration of the fixed income portion of the portfolio (excluding structured notes) of one year or less

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In determining the credit quality of a security, Credit Suisse will use the highest rating assigned to it. While structured notes are not typically rated, the portfolio does not intend to enter into structured notes with issuers that do not have debt ratings of investment grade.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

■   PORTFOLIO INVESTMENTS

PRINCIPAL PORTFOLIO INVESTMENTS

The portfolio typically will seek to gain exposure to the commodities markets by investing in commodity-linked structured notes with principal and/or coupon payments linked to the value of the DJ-UBS Index. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

The fixed income securities the portfolio may invest in include:

■  corporate bonds, debentures and notes

■  convertible debt securities

■  preferred stocks

■  government and agency securities

■  municipal securities

■  mortgage-backed and other asset-backed securities

■  obligations of international agencies or supranational entities

■  repurchase agreements involving portfolio securities

■  structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations

■  delayed funding loans and revolving credit facilities

■  reverse repurchase agreements

■  bank certificates of deposit, fixed time deposits and bankers' acceptances

■  commercial paper

  The portfolio may invest:

■  without limit in U.S. dollar-denominated, investment-grade foreign securities

■  up to 30% of its total assets in non-dollar-denominated foreign securities

■  up to 10% of its total assets in fixed income securities rated below investment grade (junk bonds) or unrated securities of comparable quality

■  up to 5% of its total assets in emerging markets debt securities

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The use of commodity-linked structured notes and other derivative strategies, such as swaps, is a principal strategy of the portfolio. Derivative strategies and the writing of uncovered (or so-called "naked") options are speculative and may hurt the portfolio's performance. The portfolio may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the portfolio's derivatives and options strategy are dependent upon Credit Suisse's ability to discern pricing inefficiencies and predict trends in the commodities and other markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual stocks or fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the portfolio's derivatives and options strategy and related risks is included in the SAI and under "Certain Investment Practices" below.

The portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio will hedge its exposure to foreign currency through the use of currency futures and options on futures, forward currency contracts and currency options.

The portfolio also intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the portfolio may enter into these commodity-linked derivative instruments directly, the portfolio will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that Credit Suisse believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the portfolio's investment in the Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives position.

The derivative instruments in which the portfolio and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the portfolio or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The portfolio's or the Subsidiary's investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives

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component of the portfolio's portfolio may deviate from the returns of any particular commodity index. The portfolio or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the portfolio has greater or lesser exposure to that index than the value of the portfolio's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the portfolio will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the portfolio's net assets. The portion of the portfolio's or Subsidiary's assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the portfolio. As a result, Credit Suisse, in managing the Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the portfolio, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the portfolio's SAI. The portfolio's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the portfolio's Board of Trustees regarding the Subsidiary's compliance with its policies and procedures. The portfolio and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the portfolio.

The Subsidiary has entered into a separate contract with Credit Suisse whereby Credit Suisse or its affiliates provide investment advisory and other services to the Subsidiary. Neither Credit Suisse nor any affiliate receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the portfolio pays Credit Suisse and its affiliates based on the portfolio's assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit

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services with the same or with affiliates of the same service providers that provide those services to the portfolio.

The financial statements of the Subsidiary are included in the portfolio's Annual and Semiannual Reports (which include the Subsidiary's full audited financial statements and unaudited financial statements, respectively). The portfolio's Annual and Semiannual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

OTHER PORTFOLIO INVESTMENTS

In addition to investing in commodity-linked structured notes and swaps, the portfolio may engage in other investment practices that include the use of options, futures and other derivative securities. The portfolio will attempt to take advantage of pricing inefficiencies in these securities. For example, the portfolio may write (i.e., sell) put and call options. The portfolio would receive premium income when it writes an option, which will increase the portfolio's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the portfolio, the portfolio may suffer an economic loss equal to the difference between the price at which the portfolio is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The portfolio may engage in derivative transactions involving a variety of underlying instruments, including, in addition to structured notes, swaps, equity and debt securities, securities indexes and futures.

The portfolio may also invest in common and preferred stock as well as convertible securities of issuers in commodity-related industries. To a limited extent, the portfolio may also engage in other investment practices.

The portfolio may, from time to time, place some or all of its assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the portfolio from achieving its goal.

■   RISK FACTORS

The portfolio may use certain investment practices that have higher risks associated with them However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

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PRINCIPAL RISK FACTORS

Commodity Risk The portfolio's investment in commodity-linked derivative instruments may subject the portfolio to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the portfolio's net asset value), and there can be no assurance that the portfolio's use of leverage will be successful.

Correlation Risk Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, commodity-linked structured notes may be structured in a way that results in the portfolio's performance diverging from the DJ-UBS Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the portfolio not participating in declines or increases in the DJ-UBS Index that exceed the limits.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Derivatives Risk In addition to the risks described below under "Exposure Risk," there are additional risks associated with investing in derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The portfolio may also use derivatives for leverage. The portfolio's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as commodity risk, correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Exposure Risk The risk associated with investments (such as derivatives) or practices that increase the amount of

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money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Extension Risk An unexpected rise in interest rates may extend the life of a fixed income security beyond the expected prepayment time, typically reducing the security's value.

Focus Risk The portfolio will be exposed to the performance of commodities in the DJ-UBS Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the portfolio may be subject to greater volatility than if the index were more broadly diversified among commodity sectors.

Foreign Securities Risk A portfolio that invests outside the United States carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain portfolio securities, such as commodity-linked

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notes and swaps, may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Non-Diversified Status The portfolio is considered a non-diversified investment company under the 1940 Act and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Subsidiary Risk By investing in the Subsidiary, the portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the portfolio and are subject to the same risks that apply to similar investments if held directly by the portfolio. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the portfolio wholly owns and controls the Subsidiary, and the portfolio and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the portfolio and its shareholders. The portfolio's Board of Trustees has oversight responsibility for the investment activities of the portfolio, including its investment in the Subsidiary, and the portfolio's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the portfolio.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as

24

described in this Prospectus and the SAI and could adversely affect the portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, portfolio shareholders would likely suffer decreased investment returns.

Tax Risk In order to qualify as a RIC under the Code, the portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the portfolio invests to gain exposure to the DJ-UBS Index, to not be considered qualifying income. Any income the portfolio derives from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of its gross income in order for the portfolio to satisfy the source of income requirement. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to diminished returns. The portfolio has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Code. If the portfolio should fail to qualify as a RIC, it would be considered as a single investment, which may result in variable contracts invested in the portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if they became adequately diversified.

In addition, the IRS has also issued a private letter ruling to the portfolio confirming that income derived from the portfolio's investment in its Subsidiary will also constitute qualifying income to the portfolio.

Based on such rulings, the portfolio seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and, through investments in the Subsidiary, commodity-related swaps and commodity futures. The use of commodity notes, swaps and futures and investments in the Subsidiary involve specific risks. See "Principal Portfolio Investments" for further information regarding commodity notes, swaps and futures, including the risks associated with these instruments, as

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well as for further information regarding the Subsidiary, including the risks associated with an investment in the Subsidiary.

OTHER RISK FACTORS

Access Risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

Fund of Funds The portfolio's Board of Trustees has approved making the portfolio's shares available as an investment for certain "funds of funds." From time to time, those funds of funds may invest significant portions of their assets in shares of the portfolio, and may own a significant amount of the portfolio's outstanding shares. Those funds of funds typically use asset allocation strategies under which they may increase or reduce the amount of their investments in the portfolio frequently, and may do so on a daily basis during volatile market conditions. If the size of those purchases and redemptions of the portfolio's shares were significant relative to the size of the portfolio's assets, the portfolio could be required to purchase or sell portfolio securities, increasing its transaction costs and possibly reducing its performance for all share classes. For a further discussion of the possible effects of frequent trading in the portfolio's shares, please refer to the section titled "Other Policies" in this prospectus.

Leveraging Risk Although the portfolio itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, Credit Suisse will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The Subsidiary will comply with these asset segregation or "earmarking" requirements to the same extent as the portfolio. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the portfolio to be more volatile than if the portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the portfolio's securities.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods

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of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the portfolio's performance.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the portfolio. Many commodity-linked derivative instruments are not actively traded.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are seeking total return

■  are looking to hedge during periods of rising inflation and are willing to accept risk and volatility

■  seek to add exposure to commodities markets to an asset allocation mix

It may NOT be appropriate if you:

■  are investing for income

■  require stability of your principal

You should base your investment decision on your own goals, risk preferences and time horizon.

The portfolio is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the portfolio may be significantly higher than 50% of the value of the investment. Investors in the portfolio should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.[1]
Correlation, credit, currency, hedged exposure, liquidity, political, speculative exposure, valuation risks.[2]	■

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.	5%

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, political, valuation risks.	■

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency, hedged exposure, interest rate, market,
speculative exposure risks.[2]	■

Investment grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through
BBB-/Baa3) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality.
Credit, interest rate, market risks.	■

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

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INVESTMENT PRACTICE	LIMIT
Investment in Wholly-Owned Subsidiary The portfolio may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary (unlike the portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them.	25%

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other
receivables. Credit, extension, interest rate, liquidity, prepayment risks.	■

Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the
U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of
municipal-securities holders. Credit, interest rate, market, regulatory risks.	■

Non-investment grade debt securities Debt securities and convertible securities rated below the fourth-highest grade (BBB-/Baa3) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest rate, liquidity, market, valuation risks.	10%

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price
(or interest rate or yield for certain options) of the referenced security or instrument.[1] Correlation, credit,
derivatives, hedged exposure, liquidity, market, speculative exposure risks.	20%

Real estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. Credit, interest rate, market risks.	☐

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

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INVESTMENT PRACTICE	LIMIT
Restricted and other illiquid securities Securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks. The Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the portfolio, the portfolio's investment in the Subsidiary is considered to be liquid.	15%

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

Structured instruments Structured notes, swaps and other instruments that allow the portfolio to gain access to the performance of a referenced asset (such as an index or selected stocks) that may be more attractive or accessible than the portfolio's direct investment. Commodity, credit, currency, derivatives,
information, interest rate, leveraging, liquidity, market, political, speculative exposure, valuation, tax risks.	■

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money market obligations and investment grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the portfolio from
achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

Zero coupon bonds Debt securities that pay no cash income to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference
between purchase price and maturity value. Interest rate, market risks.	■

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FINANCIAL HIGHLIGHTS

The financial highlights table shows the portfolio's audited financial performance for up to five years. Certain information in the table reflects results for a single portfolio share. Total return in the table represents how much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital gain distributions. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

FOR THE PERIOD ENDED

YEAR ENDED: 12/09	12/08	12/07	12/06[1]
Per share data

Net asset value, beginning of period	$7.11	$11.58	$10.37	$10.00
Investment Operations
Net investment income (loss)[2]	(0.04)	0.15	0.54	0.38
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	1.43	(3.80)	1.22	0.25
Total from investment operations	1.39	(3.65)	1.76	0.63
Less Dividends and Distributions
Dividends from net investment income	(0.84)	(0.15)	(0.55)	(0.26)
Distributions from net realized gains	—	(0.67)	—	—
Total dividends and distributions	(0.84)	(0.82)	(0.55)	(0.26)
Net asset value, end of period	$7.66	$7.11	$11.58	$10.37
Total return[3]	19.48%	(33.72)%	17.33%	6.36%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$108,211	$69,919	$56,624	$145,907
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%[4]
Ratio of net investment income (loss) to average net assets	(0.52)%	1.35%	4.06%	4.28%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.25%	0.11%	0.08%	0.31%[4]
Portfolio turnover rate	53%	140%	93%	27%

1  For the period February 28, 2006 (commencement of operations) through December 31, 2006.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan. Total returns for periods less than one year are not annualized.

4  Annualized.

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MEET THE MANAGERS

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the portfolio. The current members of the Credit Suisse Commodities Management Team are Christopher Burton and Andrew Karsh.

Christopher Burton, Director, is a portfolio manager and trader specializing in derivatives. He has been a team member of the portfolio since the portfolio's inception in 2006. Prior to joining Credit Suisse in 2005, Mr. Burton served as an analyst and derivatives strategist with Putnam Investments, where from 2002 to 2005 he developed analytical tools and managed options based yield enhancement strategies as well as exposure management strategies. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania's Wharton School of Business.

Andrew Karsh, Director, is a portfolio manager and trader specializing in derivatives. He joined Credit Suisse in December 2007. He has been a team member of the portfolio since January 2008. Mr. Karsh joined Credit Suisse Group AG in 1999, and was most recently part of the Fixed Income Structuring Group within the Investment Banking Division. Prior to joining Credit Suisse, Mr. Karsh worked in Fixed Income and Derivatives roles at Santander Financial Products and Bear Stearns. Mr. Karsh holds a B.S./B.A. in Finance from American University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

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MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The net asset value ("NAV") is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of its shares outstanding.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Securities, options, futures contracts and other assets (including structured notes and swap agreements) for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio will also use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the portfolio's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the portfolio prices its shares. The portfolio uses a fair value model developed by an independent third party pricing service, which has been approved by the Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by

33

Credit Suisse from time to time. The Subsidiary is subject to the same valuation policies as the portfolio.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns income from structured notes and swap agreements, dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio declares and pays dividends quarterly. The portfolio typically distributes capital gains annually, usually in December. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977.

■   TAXES

The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the portfolio invests to gain exposure to the DJ-UBS Index, to not be considered qualifying income. Any income the portfolio derives from such direct investments in commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to

34

federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits.

The IRS has issued a private letter ruling to the portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has issued a private letter ruling to the portfolio confirming that income derived from the portfolio's investment in the Subsidiary will also constitute qualifying income to the portfolio, even if the Subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures. Based on such rulings, the portfolio seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and swaps and, through investments in the Subsidiary, futures contracts on individual commodities or a subset of commodities and options on them.

For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors. Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan.

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. If the portfolio or a separate account did not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an

35

account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, Prospectuses or proxy statements.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

36

BUYING AND SELLING SHARES

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management.

The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  charge a wire redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management

37

believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND
■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

38

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

39

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares.

The portfolio has adopted a Rule 12b-1 plan for its shares to pay distribution and service fees for the sale and servicing of shares.

Under the 12b-1 plan, CSAMSI receives fees at an annual rate of 0.25% per annum of average daily net assets of the portfolio's shares. Because the fees are paid out of the portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution and service fees are used to pay to promote the sale of shares and the servicing of accounts of the portfolio. Under the 12b-1 plan, the portfolio pays a fee to the distributor, which in turn remits all or a portion of the fee to participating insurance companies and pension and retirement plans to reimburse them for various costs incurred or paid by these companies and plans in connection with marketing, distributing and servicing shares. The distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to a participating insurance company itself. Examples of expenses payable under the 12b-1 plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature) to policyholders and plan participants, holding seminars and sales meetings, providing customer service to policyholders and plan participants and paying sales compensation to insurance company and plan employees.

With respect to the portfolio, CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make additional payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Shareholder Servicing" in the SAI.

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FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Trust

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Trust

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRCRS-PRO-0510

CREDIT SUISSE FUNDS

Prospectus

May 1, 2010

CREDIT SUISSE TRUST

■  INTERNATIONAL EQUITY FLEX III
PORTFOLIO

TICKER SYMBOL: WPETX

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission ("SEC") has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

This prospectus will not be generally distributed or circulated in India. The portfolio shares may not be offered or sold directly or indirectly, in India or to any residents of India, except as permitted by applicable Indian laws and regulations.

CONTENTS

INVESTMENT OBJECTIVE	4

FEES AND PORTFOLIO EXPENSES	4

EXAMPLE	5

PORTFOLIO TURNOVER	5

PRINCIPAL INVESTMENT STRATEGIES	6

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO	7

PERFORMANCE SUMMARY	10

Year-by-Year Total Returns	10

Average Annual Total Returns	10

MANAGEMENT	11

PURCHASE AND SALE OF PORTFOLIO SHARES	12

TAX INFORMATION	13

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES	13

THE PORTFOLIO IN DETAIL	14

The Management Firm	14

Goal and Strategies	14

Portfolio Investments	16

Risk Factors	17

Investor Profile	20

CERTAIN INVESTMENT PRACTICES	21

FINANCIAL HIGHLIGHTS	25

MEET THE MANAGERS	26

MORE ABOUT YOUR PORTFOLIO	27

Share Valuation	27

Distributions	28

Taxes	28

Statements and Reports	29

BUYING AND SELLING SHARES	31

OTHER INFORMATION	34

About the Distributor	34

FOR MORE INFORMATION	back cover

3

INVESTMENT OBJECTIVE

The portfolio seeks capital appreciation.

FEES AND PORTFOLIO EXPENSES

The accompanying table describes the fees and expenses you may pay if you buy and hold shares of the portfolio. The fee table and the expense example do not reflect expenses incurred from investing through a variable contract or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in the portfolio through a variable contract or qualified plan is presented in the contract prospectus through which the portfolio's shares are offered to you or in the plan documents or other informational materials supplied by plan sponsors.

Shareholder fees (fees paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (expenses that you pay as a percentage of the value of your investment)
Management fee	1.00%
Distribution and service (12b-1) fee	NONE
Other expenses
Dividends on short sales (dividends paid to lenders on borrowed securities)	0.10%
All other expenses	0.75%
Total annual portfolio operating expenses	1.85%

4

EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or life insurance contract or qualified plan. If the example included these expenses, the figures shown would be higher.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$188	$582	$1,001	$2,169

PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was 196% of the average value of its portfolio.

5

PRINCIPAL INVESTMENT STRATEGIES

The portfolio normally invests at least 80% of its net assets in equity securities of foreign companies and derivatives providing exposure to equity securities of foreign companies. The portfolio seeks to outperform the MSCI EAFE Index. The MSCI EAFE Index is designed to measure the performance of equities in developed markets outside North America, which include Europe, Australasia (Australia and New Zealand) and the Far East.

The portfolio generally will (i) purchase securities, either directly or through derivatives, in an amount up to approximately 130% of its net assets and (ii) sell securities short (which means, sell borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop), either directly or through derivatives, in an amount up to approximately 30% of its net assets. The portfolio may invest in equity securities without regard to market capitalization.

The portfolio uses proprietary quantitative models designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, management's approach to financial reporting, profitability, realized and expected growth potential and level and trend of earnings and share price

■  identify stocks that are likely to suffer declines in price if market conditions deteriorate and either limit the portfolio's overall long exposure or increase the portfolio's overall short exposure to such low quality stocks and

■  help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio maintains investment attributes that are similar to those of the basket of securities included in the MSCI EAFE Index and intends to limit its divergence from the that index in terms of market, industry and sector exposures.

The portfolio may engage in active and frequent trading, resulting in high portfolio turnover.

6

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ACTIVE TRADING RISK

Active and frequent trading increases transaction costs, which could detract from the portfolio's performance.

DERIVATIVES RISK

Derivatives, such as options, forwards, futures and swap agreements, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risks. The portfolio may also use derivatives for leverage. The portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

FOREIGN SECURITIES RISK

A portfolio that invests outside the United States carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the

7

portfolio's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

LEVERAGING RISK

When the portfolio uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the portfolio has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the portfolio. The net asset value of the portfolio when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

MODEL RISK

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objective, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

SHORT SALES RISK

Short sales expose the portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the portfolio. The portfolio's loss on a short sale could theoretically be unlimited in a case where the portfolio is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential portfolio losses. The use by the portfolio of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. It is possible that the portfolio's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the portfolio. In addition, the portfolio's short selling strategies may limit its ability to fully

8

benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the portfolio. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the portfolio.

9

PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of the portfolio's current benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index Net Dividends, and to the portfolio's benchmark prior to May 1, 2009, the MSCI Emerging Markets Free Index, an index designed to measure equity market performance in the global emerging markets. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

The portfolio makes updated performance available at the portfolio's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 800-222-8977.

  *  The portfolio adopted its current investment strategies effective May 1, 2009.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/09:	ONE YEAR 2009	FIVE YEARS 2005-2009	TEN YEARS 2000-2009	INCEPTION DATE
INTERNATIONAL EQUITY FLEX III PORTFOLIO	51.62%	8.50%	3.91%	12/31/97
MSCI EAFE INDEX NET DIVIDENDS (REFLECTS NO DEDUCTIONS FOR FEES OR EXPENSES)	31.78%	3.54%	1.17%
MSCI EMERGING MARKETS FREE INDEX (REFLECTS NO DEDUCTIONS FOR FEES OR EXPENSES)	79.02%	15.88%	10.11%

10

MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Quantitative Equities Group is responsible for the day-to-day portfolio management of the portfolio. Jordan Low, Director of Credit Suisse, Constantin Filitti, Ph.D., Director of Credit Suisse, and Timothy Schwider, Ph.D., Director of Credit Suisse, are portfolio managers of the Credit Suisse Quantitative Equities Group. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the portfolio since May 2009. Mr. Filitti and Mr. Schwider have been portfolio managers for the portfolio since October 2009.

11

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the portfolio may be purchased or redeemed only through variable annuity contracts and variable life insurance policies offered by the separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio's net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your life insurance company, pension plan or retirement plan may impose investment minimums.

12

TAX INFORMATION

Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES

The portfolio and its related companies may pay broker/dealers or other financial intermediaries (such as a bank or insurance company) for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other representative or its employees or associated persons to recommend the portfolio over another investment. Ask your financial representative or visit your financial representative's website for more information.

13

THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

The portfolio pays advisory fees at the annual rate of 1.00% of average daily net assets. Prior to July 27, 2009, the portfolio paid a management fee that consisted of two components: (1) a monthly base management fee calculated by applying a fixed rate of 1.20% ("Base Fee") plus or minus (2) a performance fee adjustment calculated by applying a variable rate of up to 0.20% (positive or negative) to average daily net assets during the applicable performance measurement period. The actual rate of the performance fee adjustment was based on the portfolio's performance relative to its previous benchmark index, the MSCI Emerging Markets Free Index. For the 2009 fiscal year, the portfolio paid Credit Suisse 0.43% of its average net assets for advisory services, after performance fee adjustments and voluntary fee waivers.

A discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment advisory contract is available in the portfolio's Annual Report to shareholders for the period ended December 31, 2009.

Credit Suisse will waive fees and reimburse expenses so that the portfolio's annual operating expenses will not exceed 1.35% of the portfolio's average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time. Dividend expenses on short sales (dividends paid to lenders of borrowed securities) are not subject to the voluntary expense cap.

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this Prospectus.

■   GOAL AND STRATEGIES

The portfolio seeks capital appreciation. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies and derivatives providing exposure to equity securities of foreign companies. The portfolio will consist of the securities of companies included within the MSCI EAFE Index (the "Benchmark"), as well as other companies that the portfolio managers deem to have characteristics

14

similar to the companies included in the Benchmark. The Benchmark is designed to measure the performance of equities in developed markets outside of North America, which include Europe, Australasia (Australia and New Zealand) and the Far East. As of December 31, 2009, the Benchmark had a market capitalization range of approximately $608.42 million to $196.75 billion.

The portfolio generally will (i) purchase securities (i.e., hold long positions), either directly or through derivatives, in an amount up to approximately 130% of its net assets and (ii) sell securities short (i.e., hold short positions), either directly or through derivatives, in an amount up to approximately 30% of its net assets. Selling securities short means selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. The portfolio intends to maintain an approximate net 100% long exposure to the equity market (i.e., long market value minus short market value). The long and short positions held by the portfolio may vary over time depending on the relative performance of the portfolio's securities selections and the availability of attractive investment opportunities.

The term "flex" in the portfolio's name refers to the ability of the portfolio to vary from 100% to 130% its long positions and to vary from 0% to 30% its short positions, based on market conditions. While the portfolio intends to utilize short exposure, under certain conditions it may be entirely long. In a traditional fund that does not permit short sales of securities, the fund's adviser can at most assign a zero weighting to securities that the adviser expects to underperform. With respect to the portfolio, however, the adviser may actually sell securities short that it views as likely to decline in value or underperform. Additionally, the ability of the portfolio to sell securities short generally enables the portfolio to invest in additional securities as long positions while normally keeping the overall net exposure to the market the same as a traditional long-only strategy.

In times of unusual or adverse market, economic or political conditions, the portfolio's long positions may be closer to 100% and/or its short positions may be closer to 0% of its net assets.

The portfolio follows quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The portfolio managers select securities for the portfolio using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, management's approach to financial reporting, profitability, realized and expected growth potential and level and trend of earnings and share price

■  identify stocks that are likely to suffer declines in price if market conditions deteriorate and either limit the portfolio's overall long exposure or increase the portfolio's

15

overall short exposure to such low quality stocks and

■  help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio managers apply these models to companies that are represented in the Benchmark, as well as other companies that they deem to have characteristics similar to the companies included in the Benchmark. The portfolio normally will be managed by both overweighting and underweighting certain securities and selling short certain securities relative to the Benchmark, using the proprietary quantitative models discussed above and based on the expected return and the risks associated with individual securities considered relative to the portfolio as a whole, among other characteristics. In general, the portfolio will seek to maintain investment attributes that are similar to those of the basket of securities included in the Benchmark, and intends to limit its divergence from the Benchmark in terms of market, industry and sector exposures. The portfolio may invest in equity securities without regard to market capitalization.

The portfolio managers generally maintain a long or short position until the quantitative stock selection models described above indicate that such position be reduced or eliminated, although the portfolio managers are not required to reduce or eliminate the position under those circumstances. The portfolio managers may also reduce or eliminate a position in a security for a variety of reasons, such as to realize profits or take advantage of better investment opportunities.

The portfolio may engage in active and frequent trading, resulting in high portfolio turnover.

Some companies may cease to be represented in the Benchmark after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the Benchmark, and may continue to hold such securities.

The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

■   PORTFOLIO INVESTMENTS

The portfolio's equity holdings may include:

■  common stocks

■  preferred stocks

■  securities convertible into common stocks

■  securities whose values are based on common stock, such as rights and warrants

The portfolio invests primarily in foreign equity securities, including both listed and unlisted securities, but may also invest in foreign securities and restricted securities or other instruments with no ready market. The portfolio may also engage in other

16

investment practices, such as investing or using options, forwards, futures, swaps and other types of derivative instruments in seeking to achieve its investment objective or for hedging purposes.

■   RISK FACTORS

INTRODUCTION

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

PRINCIPAL RISK FACTORS

Active Trading Risk Active and frequent trading increases transaction costs, which could detract from the portfolio's performance.

Derivatives Risk Derivatives, such as options, forwards, futures and swap agreements (see "Certain Investment Practices" table beginning on page 21), are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risks. The portfolio may also use derivatives for leverage. The portfolio's use of derivative instruments involves risk different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign Securities Risk A portfolio that invests outside the United States carries additional risks that include:

■  Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

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Leveraging Risk When the portfolio uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the portfolio has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the portfolio. The net asset value of the portfolio when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

Model Risk The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

Short Sales Risk Short sales expose the portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the portfolio. The portfolio's loss on a short sale could theoretically be unlimited in a case where the portfolio is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential portfolio losses. The use by the portfolio of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. It is possible that the portfolio's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the portfolio. In addition, the portfolio's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the portfolio. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the portfolio.

OTHER RISK FACTORS

Access Risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

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Correlation Risk The risk that changes in the value of an instrument used for hedging purposes will not match those of the investment being hedged.

Emerging Markets Risk Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Potential losses from speculative positions in a derivative, such as writing uncovered call options, and from speculative short sales, are unlimited.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect an issuer, the market value of a security, or the portfolio's performance.

Small Companies Small companies may have less experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity,

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information and other risks. Key information about the company may be inaccurate or unavailable.

Special Situation Companies "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are investing for long-term goals

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are investing for capital appreciation

■  want to diversify their investments internationally

It may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value

■  want to limit your exposure to foreign securities

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Active trading The portfolio may engage in active and frequent trading, resulting in higher transaction expenses, which could detract from the portfolio's performance. Active trading risk.	■

Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Leveraging, speculative exposure risk.	33 1/3%

Country/region focus Investing a significant portion of portfolio assets in a single country or region.
Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance than they would in a more geographically diversified equity portfolio. Currency,
market, political, regulatory risks.	■

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.[1] Correlation, credit, currency, derivatives, hedged exposure, leveraging,
liquidity, political, speculative exposure, valuation risks.	■

Emerging markets Countries generally considered to be relatively less developed or industrialized.
Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, emerging markets, information, liquidity, market, operational,
political, regulatory, valuation risks.	☐

Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company
or industry events. Liquidity, market, valuation risks.	■

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

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INVESTMENT PRACTICE	LIMIT
Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, regulatory, valuation risks.	■

Futures and options on futures Futures contracts traded on an exchange that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency, derivatives, hedged exposure,
interest rate, leveraging, market, speculative exposure risks.[2]	☐

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.[1] Correlation, credit, derivatives, hedged exposure, leveraging, liquidity, market, speculative exposure, valuation risks.	25%

Privatization programs Foreign governments may sell all or part of their interests in enterprises they
own or control. Access, currency, information, liquidity, operational, political, regulatory, valuation risks.	■

Real estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-
producing real estate or real estate-related loans or interests. Credit, interest rate, liquidity, market risks.	☐

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, regulatory, valuation risks.	15%

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to using 5% of net assets for amounts necessary for initial margin and premiums on futures positions considered to be speculative.

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INVESTMENT PRACTICE	LIMIT
Sector concentration Investing more than 25% of the portfolio's net assets in a market sector.
Performance will largely depend on the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments
affecting the sector will have a greater effect on the portfolio.	☐

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Leveraging, liquidity, market, short sales, speculative exposure risks.	30%

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, short sales, speculative exposure risks.	10%

Small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation risks.	☐

Special situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special situation company could decline in value and hurt the portfolio's performance if the anticipated
benefits of the special situation do not materialize. Information, market risks.	☐

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INVESTMENT PRACTICE	LIMIT
Structured investments Swaps, structured securities and other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the portfolio's direct investment is restricted. Credit, currency, derivatives, information, interest rate, leveraging,
liquidity, market, political, speculative exposure, valuation risks.	☐

Swaps A contract between the portfolio and another party in which the parties agree to exchange streams of payments based on certain benchmarks, such as market indices or currency or interest rates.
For example, the portfolio may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the portfolio's direct investment is restricted. Credit, currency, derivatives, information, interest rate, leveraging, liquidity, market, political, speculative exposure,
valuation risks.	■

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money market obligations and investment grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the portfolio
from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

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FINANCIAL HIGHLIGHTS

The financial highlights table shows the portfolio's audited financial performance for up to five years. Certain information in the table reflects results for a single portfolio share. Total return in the table represents how much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital gain distributions. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

FOR THE YEAR ENDED DECEMBER 31:	2009	2008	2007	2006	2005
Per share data
Net asset value, beginning of year	$4.08	$23.58	$21.85	$16.82	$13.25
Investment Operations
Net investment income	0.08	0.25	0.37	0.21	0.14
Net gain (loss) on investments, short sales and foreign currency related items (both realized and unrealized)	2.01	(10.11)[1]	5.58	5.19	3.53
Total from investment operations	2.09	(9.86)	5.95	5.40	3.67
Less Dividends and Distributions
Dividends from net investment income	(0.13)	(0.34)	(0.37)	(0.11)	(0.10)
Distributions from net realized gains	(0.18)	(9.30)	(3.85)	(0.26)	—
Total dividends and distributions	(0.31)	(9.64)	(4.22)	(0.37)	(0.10)
Net asset value, end of year	$5.86	$4.08	$23.58	$21.85	$16.82
Total return[2]	51.62%	(54.80)%	29.44%	32.51%	27.84%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$130,520	$53,245	$179,817	$242,319	$186,190
Ratio of expenses to average net assets	1.14%	1.04%	1.30%	1.36%	1.40%
Ratio of expenses to average net assets excluding short sales dividend expense	1.08%	—	—	—	—
Ratio of net investment income to average net assets	1.57%	1.40%	0.94%	1.11%	1.11%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.40%	0.25%	0.15%	0.23%	0.25%
Portfolio turnover rate	196%	61%	62%	80%	77%

1  The investment adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio's investment guidelines, which otherwise would have reduced the amount by $0.01.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

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MEET THE MANAGERS

Jordan Low, Constantin Filitti and Timothy Schwider are portfolio managers of the Credit Suisse Quantitative Equities Group and responsible for the day-to-day portfolio management of the portfolio. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the portfolio since May 2009. Mr. Filitti and Mr. Schwider have been portfolio managers for the portfolio since October 2009.

Jordan Low, Director, is global head of research and portfolio management for quantitative equity products. Mr. Low has been the portfolio's portfolio manager since May 2009. He joined Credit Suisse in February 2008. Mr. Low joined Credit Suisse Group AG in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining the Credit Suisse Group, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002 focusing on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Mr. Low holds a B.S. in Computer Science, Management (Finance), Economics and Mathematics, and a Master of Engineering in Computer Science, all from Massachusetts Institute of Technology. Mr. Low is a CFA charter holder and a member of the New York Society of Security Analysts as well as the Society of Quantitative Analysts.

Constantin Filitti, Ph.D., Director, is a quantitative equity portfolio manager focused on relative value and timing strategies, as well as optimal portfolio construction in the Credit Suisse Quantitative Equities Group. Mr. Filitti joined Credit Suisse Asset Management, LLC in May 2008. From November 2004 to May 2008 he worked as a portfolio manager and researcher managing and developing quantitative global macro strategies for the Quantitative Strategies Group of Goldman Sachs Asset Management ("GSAM"). From August 2002 to October 2004 he worked in the Pension and Insurance Services Group of GSAM in Frankfurt in Germany where he was responsible for developing and structuring investment strategies for institutional clients. Mr. Filitti holds a B.A. and M.A. in Economics and a Ph.D. in Finance from the University of St. Gallen in Switzerland.

Timothy Schwider, Ph.D., Director, is a quantitative equity portfolio manager focused on European and Japanese models in the Credit Suisse Quantitative Equities Group. Mr. Schwider joined Credit Suisse Asset Management, LLC in September 2008. Mr. Schwider was a proprietary trader at JPMorgan from June 2002 to August 2008, and a quantitative analyst at Goldman Sachs from September 1998 to October 2000. Mr. Schwider holds a B.S. in Mathematics from Harvey Mudd College, and a Ph.D in Mathematics from the University of Michigan.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser unless indicated otherwise.

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MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio will also use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the portfolio's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the portfolio prices its shares. The portfolio uses a fair value model developed by an independent third party pricing service, which has been approved by the Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the portfolio to calculate its NAV may differ from quoted

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or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio typically distributes dividends and capital gains annually. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977.

■   TAXES

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Internal Revenue Code of 1986, as amended (the "Code") on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. The portfolio furthermore intends to qualify and be taxed each year as a "regulated investment company" under Subchapter M of the Code. In order to qualify to be taxed as a regulated investment company, the portfolio must meet certain income and asset diversification tests and distribution and investor control requirements. As a regulated investment company meeting these requirements, the portfolio will not be subject to federal income tax on its taxable net investment income and net capital gains that it distributes to its shareholders.

Shares of the portfolio may be purchased only through variable contracts and pension and retirement plans. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance

28

contract are not subject to federal income tax until they are withdrawn from the contract. Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

In order to comply with the diversification requirements applicable to "segregated asset accounts" under the Code, the portfolio intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the portfolio qualifies as a "regulated investment company," each segregated asset account investing in the portfolio will be entitled to "look through" to the portfolio's assets in order to satisfy the diversification requirements. An alternative asset diversification test may be satisfied under certain circumstances. As noted above, the portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the portfolio were to sell its shares to other categories of shareholders, the portfolio may fail to comply with applicable U.S. Treasury Department requirements regarding investor control. If the portfolio should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the portfolio would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned inside the contracts would be taxed currently to the policyholders and would remain subject to taxation as ordinary income thereafter, even if the portfolio were to become adequately diversified.

Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The

29

portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, Prospectuses or proxy statements, please call 800-222-8977.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

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BUYING AND SELLING SHARES

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management.

The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  charge a wire redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

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■  stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND
■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take

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advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

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OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Distribution and Shareholder Servicing" in the SAI.

34

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35

FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI which provides more details about the portfolio is on file with the SEC and is incorporated by reference.

You may visit the EDGAR Database on the SEC's Internet website (www.sec.gov) to view the SAI, Annual and Semiannual Reports, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Trust

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Trust

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   TREMK-PRO-0510

CREDIT SUISSE FUNDS

Prospectus

May 1, 2010

CREDIT SUISSE TRUST

■  U.S. EQUITY FLEX I PORTFOLIO

TICKER SYMBOL: WTSGX

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

INVESTMENT OBJECTIVE	4

FEES AND PORTFOLIO EXPENSES	4

EXAMPLE	5

PORTFOLIO TURNOVER	5

PRINCIPAL INVESTMENT STRATEGIES	6

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO	7

PERFORMANCE SUMMARY	9

Year-by-Year Total Returns	9

Average Annual Total Returns	9

MANAGEMENT	10

PURCHASE AND SALE OF PORTFOLIO SHARES	11

TAX INFORMATION	12

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES	12

THE PORTFOLIO IN DETAIL	13

The Management Firm	13

Goal and Strategies	13

Portfolio Investments	15

Risk Factors	15

Investor Profile	18

CERTAIN INVESTMENT PRACTICES	19

FINANCIAL HIGHLIGHTS	22

MEET THE MANAGERS	23

MORE ABOUT YOUR PORTFOLIO	24

Share Valuation	24

Distributions	25

Taxes	25

Statements and Reports	27

BUYING AND SELLING SHARES	28

OTHER INFORMATION	31

About the Distributor	31

FOR MORE INFORMATION	back cover

3

INVESTMENT OBJECTIVE

The portfolio seeks capital growth.

FEES AND PORTFOLIO EXPENSES

The accompanying table describes the fees and expenses you may pay if you buy and hold shares of the portfolio. The fee table and the expense example do not reflect expenses incurred from investing through a variable contract or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in the portfolio through a variable contract or qualified plan is presented in the contract prospectus through which the portfolio's shares are offered to you or in the plan documents or other informational materials supplied by plan sponsors.

Shareholder fees (fees paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (expenses that you pay as a percentage of the value of your investment)
Management fee	0.70%
Distribution and service (12b-1) fee	NONE
Other expenses
Dividends on short sales (dividends paid to lenders on borrowed securities)	0.29%
All other expenses	0.86%
Total annual portfolio operating expenses	1.85%

4

EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or life insurance contract or qualified plan. If the example included these expenses, the figures shown would be higher.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table above, and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$188	$582	$1,001	$2,169

PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was 643% of the average value of its portfolio.

5

PRINCIPAL INVESTMENT STRATEGIES

The portfolio normally invests at least 80% of its net assets in equity securities of U.S. companies. The portfolio seeks to outperform the Russell 3000® Index, which is designed to measure the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The portfolio may invest in equity securities of large, medium and small capitalization companies. The portfolio generally will (i) purchase securities, either directly or through derivatives, in an amount up to approximately 130% of its net assets and (ii) sell securities short (which means, sell borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop), either directly or through derivatives, in an amount up to approximately 30% of its net assets.

The portfolio uses proprietary quantitative models designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, management's approach to financial reporting, profitability, realized and expected growth potential and level and trend of earnings and share price

■  identify stocks that are likely to suffer declines in price if market conditions deteriorate and either limit the portfolio's overall long exposure or increase the portfolio's overall short exposure to such low quality stocks and

■  help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio maintains investment attributes that are similar to those of the basket of securities included in the Russell 3000® Index and intends to limit its divergence from the that index in terms of market, industry and sector exposures.

The portfolio may engage in active and frequent trading, resulting in high portfolio turnover.

6

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ACTIVE TRADING RISK

Active and frequent trading increases transaction costs, which could detract from the portfolio's performance.

DERIVATIVES RISK

Derivatives, such as options, forwards, futures and swap agreements, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The portfolio may also use derivatives for leverage. The portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

LEVERAGING RISK

When the portfolio uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the portfolio has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the portfolio. The net asset value of the portfolio when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it

7

was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

MODEL RISK

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objective, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

SHORT SALES RISK

Short sales expose the portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the portfolio. The portfolio's loss on a short sale could theoretically be unlimited in a case where the portfolio is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential portfolio losses. The use by the portfolio of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. It is possible that the portfolio's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the portfolio. In addition, the portfolio's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the portfolio. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the portfolio.

SMALL COMPANIES

Small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

8

PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time that of the portfolio's current benchmark, the Russell 3000® Index, and to the portfolio's benchmark prior to May 1, 2009, the Standard & Poor's SmallCap 600® Index, which is an unmanaged market-weighted index of 600 U.S. stocks selected on the basis of market capitalization, liquidity and industry group representation. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

The portfolio makes updated performance available at the portfolio's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 800-222-8977.

  *  The portfolio adopted its current investment strategies effective May 1, 2009. Prior to that date, the portfolio did not follow the "flex" strategies and prior to December 1, 2006, the portfolio followed a fundamental analysis approach.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/09:	ONE YEAR 2009	FIVE YEARS 2005-2009	TEN YEARS 2000-2009	INCEPTION DATE
U.S. EQUITY FLEX I PORTFOLIO	24.79%	-3.79%	-4.68%	6/30/95
RUSSELL 3000® INDEX (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)	28.34%	0.81%	-0.18%
STANDARD & POOR'S SMALLCAP 600® INDEX (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)	25.57%	1.37%	6.35%

9

MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Quantitative Equities Group is responsible for the day-to-day portfolio management of the portfolio. Jordan Low, Director of Credit Suisse, Constantin Filitti, Ph.D., Director of Credit Suisse, and Timothy Schwider, Ph.D., Director of Credit Suisse, are portfolio managers of the Credit Suisse Quantitative Equities Group. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the portfolio since February 2008. Mr. Filitti and Mr. Schwider have been portfolio managers for the portfolio since October 2009.

10

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the portfolio may be purchased or redeemed only through variable annuity contracts and variable life insurance policies offered by the separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio's net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your life insurance company, pension plan or retirement plan may impose investment minimums.

11

TAX INFORMATION

Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES

The portfolio and its related companies may pay broker/dealers or other financial intermediaries (such as a bank or insurance company) for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other representative or its employees or associated persons to recommend the portfolio over another investment. Ask your financial representative or visit your financial representative's website for more information.

12

THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue

New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

The portfolio pays advisory fees at the annual rate of 0.70% of average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment advisory contract is available in the portfolio's Annual Report to shareholders for the period ended December 31, 2009.

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this Prospectus.

■   GOAL AND STRATEGIES

The portfolio seeks capital growth. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies. The portfolio will consist of the securities of companies included within the Russell 3000® Index (the "Benchmark"), as well as other companies that the portfolio managers deem to have characteristics similar to the companies included in the Benchmark. The Benchmark is designed to measure the performance of the largest 3000 U.S. companies, representing approximately 98% of the investable U.S. equity market. As of December 31, 2009, the Benchmark had a market capitalization range of approximately $20.34 million to $322.67 billion.

The portfolio generally will (i) purchase securities (i.e., hold long positions), either directly or through derivatives, in an amount up to approximately 130% of its net assets and (ii) sell securities short (i.e., hold short positions), either directly or through derivatives, in an amount up to approximately 30% of its net assets. Selling securities short means selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. The portfolio intends to maintain an approximate net 100% long exposure to the equity market (i.e., long market value minus short market value). The long and short positions held by the portfolio may vary over time

13

depending on the relative performance of the portfolio's securities selections and the availability of attractive investment opportunities.

The term "flex" in the portfolio's name refers to the ability of the portfolio to vary from 100% to 130% its long positions and to vary from 0% to 30% its short positions, based on market conditions. While the portfolio intends to utilize short exposure, under certain conditions it may be entirely long. In a traditional fund that does not permit short sales of securities, the fund's adviser can at most assign a zero weighting to securities that the adviser expects to underperform. With respect to the portfolio, however, the adviser may actually sell securities short that it views as likely to decline in value or underperform. Additionally, the portfolio's ability to sell securities short generally enables the portfolio to invest in additional securities as long positions while normally keeping the overall net exposure to the market the same as a traditional long-only strategy.

In times of unusual or adverse market, economic or political conditions, the portfolio's long positions may be closer to 100% and/or its short positions may be closer to 0% of its net assets.

The portfolio follows quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The portfolio managers select securities for the portfolio using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, management's approach to financial reporting, profitability, realized and expected growth potential and level and trend of earnings and share price

■  identify stocks that are likely to suffer declines in price if market conditions deteriorate and either limit the portfolio's overall long exposure or increase the portfolio's overall short exposure to such low quality stocks and

■  help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio managers apply these models to companies that are represented in the Benchmark, as well as other companies that the adviser deems to have characteristics similar to the companies included in the Benchmark. The portfolio normally will be managed by both overweighting and underweighting certain securities and selling short certain securities relative to the Benchmark, using the proprietary quantitative models discussed above and based on the expected return and the risks associated with individual securities considered relative to the portfolio as a whole, among other characteristics. In general, the portfolio will seek to maintain investment attributes that are similar to those of the basket of securities included in the Benchmark, and intends to limit its divergence from the Benchmark in terms of market, industry and sector exposures. The portfolio may invest in

14

equity securities of large, medium and small capitalization companies.

The portfolio managers generally hold a long or short position until the quantitative stock selection models described above indicate that such position be reduced or eliminated, although the portfolio managers are not required to reduce or eliminate the position under those circumstances. The portfolio managers may also reduce or eliminate a position in a security for a variety of reasons, such as to realize profits or take advantage of better investment opportunities.

The portfolio may engage in active and frequent trading, resulting in high portfolio turnover.

Some companies may cease to be represented in the Benchmark after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the Benchmark, and may continue to hold such securities.

The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

■   PORTFOLIO INVESTMENTS

The portfolio's equity holdings may include:

■  common stocks

■  preferred stocks

■  securities convertible into common stocks

■  securities whose values are based on common stock, such as rights and warrants

The portfolio invests primarily in U.S. equity securities, including both listed and unlisted securities, but may also invest in non-U.S. securities and restricted securities or other instruments with no ready market. The portfolio may also engage in other investment practices, such as investing in or using options, forwards, futures, swaps and other types of derivative instruments in seeking to achieve its investment objective or for hedging purposes.

■   RISK FACTORS

INTRODUCTION

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

PRINCIPAL RISK FACTORS

Active Trading Risk Active and frequent trading increases transaction costs, which could detract from the portfolio's performance.

Derivatives Risk Derivatives, such as options, forwards, futures and swap agreements (see "Certain Investment Practices" table beginning on page 19), are financial contracts whose value

15

depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The portfolio may also use derivatives for leverage. The portfolio's use of derivative instruments involves risk different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are also subject to correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leveraging Risk When the portfolio uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the portfolio has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the portfolio. The net asset value of the portfolio when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

Model Risk The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

Short Sales Risk Short sales expose the portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the portfolio. The portfolio's loss on a short sale could theoretically be unlimited in a case where the portfolio is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential portfolio losses. The use by the portfolio of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. It is possible that

16

the portfolio's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the portfolio. In addition, the portfolio's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the portfolio. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the portfolio.

Small Companies Small companies may have less experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

OTHER RISK FACTORS

Correlation Risk The risk that changes in the value of an instrument used for hedging purposes will not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Potential losses from speculative positions in a derivative, such as writing uncovered call options, and from speculative short sales, are unlimited.

Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect an issuer, the market value of a security, or the portfolio's performance.

Special Situation Companies "Special situations" are unusual developments that affect a company's

17

market value. Examples include mergers, acquisitions and reorganizations. Securities of special situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are investing for long-term goals

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are investing for capital growth

■  want to diversify their investments with stock funds

It may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

18

CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Active trading The portfolio may engage in active and frequent trading, resulting in higher transaction expenses, which could detract from the portfolio's performance. Active trading risk.	■

Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Leveraging, speculative exposure risk.	33 1/3%

Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. Liquidity, market, valuation risks.	■

Futures and options on futures Futures contracts traded on an exchange that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, derivatives, hedged exposure,
interest rate, leveraging, market, speculative exposure risks.[2]	☐

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.[1] Correlation, credit, derivatives, hedged exposure, leveraging, liquidity, market, speculative exposure, valuation risks.	25%

Real estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. Credit, interest rate, liquidity,
market risks.	☐

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to using 5% of net assets for amounts necessary for initial margin and premiums on futures positions considered to be speculative.

19

INVESTMENT PRACTICE	LIMIT
Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Sector concentration Investing more than 25% of the portfolio's net assets in a market sector.
Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the portfolio.	☐

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Leveraging, liquidity, market, short sales, speculative exposure risks.	30%

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, short sales, speculative exposure risks.	10%

Small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation risks.	■

Special situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special situation company could decline in value and hurt the portfolio's performance if the anticipated
benefits of the special situation do not materialize. Information, market risks.	☐

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INVESTMENT PRACTICE	LIMIT
Structured instruments Swaps, structured securities and other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the portfolio's direct investment is restricted. Credit, derivatives, information, interest rate, leveraging, liquidity,
market, speculative exposure, valuation risks.	☐

Swaps A contract between the portfolio and another party in which the parties agree to exchange streams of payments based on certain benchmarks, such as market indices or currency or interest rates. For example, the portfolio may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the portfolio's direct investment is restricted. Credit,
derivatives, information, interest rate, leveraging, liquidity, market, speculative exposure, valuation risks.	■

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money market obligations and investment grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the portfolio
from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

21

FINANCIAL HIGHLIGHTS

The financial highlights table shows the portfolio's audited financial performance for up to five years. Certain information in the table reflects results for a single portfolio share. Total return in the table represents how much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital gain distributions. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

FOR THE YEAR ENDED DECEMBER 31:	2009	2008	2007	2006	2005
Per share data
Net asset value, beginning of year	$10.10	$15.47	$15.60	$14.89	$15.30
Investment Operations
Net investment income (loss)	0.06	0.10	0.02	(0.14)	(0.14)
Net gain (loss) on investments, short sales, foreign currency related items and futures contracts (both realized and unrealized)	2.44	(5.46)	(0.15)	0.85	(0.27)
Total from investment operations	2.50	(5.36)	(0.13)	0.71	(0.41)
Less Dividends
Dividends from net investment income	(0.13)	(0.01)	—	—	—
Net asset value, end of year	$12.47	$10.10	$15.47	$15.60	$14.89
Total return[1]	24.79%	(34.66)%	(0.83)%	4.77%	(2.68)%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$163,116	$135,359	$286,855	$413,335	$557,377
Ratio of expenses to average net assets	1.81%	0.93%	0.92%	1.11%	1.14%
Ratio of expenses to average net assets excluding short sales dividend expense	1.56%	—	—	—	—
Ratio of net investment income (loss) to average net assets	0.34%	0.65%	0.08%	(0.75)%	(0.84)%
Portfolio turnover rate	643%	204%	203%	208%	82%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

22

MEET THE MANAGERS

Jordan Low, Constantin Filitti and Timothy Schwider are portfolio managers of the Credit Suisse Quantitative Equities Group and responsible for the day-to-day portfolio management of the portfolio. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the portfolio since February 2008. Mr. Filitti and Mr. Schwider have been portfolio managers for the portfolio since October 2009.

Jordan Low, Director, is global head of research and portfolio management for quantitative equity products. Mr. Low has been the portfolio's portfolio manager since February 2008. He joined Credit Suisse in February 2008. Mr. Low joined Credit Suisse Group AG in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining the Credit Suisse Group, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002 focusing on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Mr. Low holds a B.S. in Computer Science, Management (Finance), Economics and Mathematics, and a Master of Engineering in Computer Science, all from Massachusetts Institute of Technology. Mr. Low is a CFA charter holder and a member of the New York Society of Security Analysts as well as the Society of Quantitative Analysts.

Constantin Filitti, Ph.D., Director, is a quantitative equity portfolio manager focused on relative value and timing strategies, as well as optimal portfolio construction in the Credit Suisse Quantitative Equities Group. Mr. Filitti joined Credit Suisse Asset Management, LLC in May 2008. From November 2004 to May 2008 he worked as a portfolio manager and researcher managing and developing quantitative global macro strategies for the Quantitative Strategies Group of Goldman Sachs Asset Management ("GSAM"). From August 2002 to October 2004 he worked in the Pension and Insurance Services Group of GSAM in Frankfurt in Germany where he was responsible for developing and structuring investment strategies for institutional clients. Mr. Filitti holds a B.A. and M.A. in Economics and a Ph.D. in Finance from the University of St. Gallen in Switzerland.

Timothy Schwider, Ph.D., Director, is a quantitative equity portfolio manager focused on European and Japanese models in the Credit Suisse Quantitative Equities Group. Mr. Schwider joined Credit Suisse Asset Management, LLC in September 2008. Mr. Schwider was a proprietary trader at JPMorgan from June 2002 to August 2008, and a quantitative analyst at Goldman Sachs from September 1998 to October 2000. Mr. Schwider holds a B.S. in Mathematics from Harvey Mudd College, and a Ph.D in Mathematics from the University of Michigan.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

23

MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio will also use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the portfolio's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the portfolio prices its shares. The portfolio uses a fair value model developed by an independent third party pricing service, which has been approved by the Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of

24

securities used by the portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio typically distributes dividends and capital gains annually. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977.

■   TAXES

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Internal Revenue Code of 1986, as amended (the "Code") on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. The portfolio furthermore intends to qualify and be taxed each year as a "regulated investment company" under Subchapter M of the Code. In order to qualify to be taxed as a regulated investment company, the portfolio must meet certain income and asset diversification tests and distribution and investor control requirements. As a regulated investment company meeting these requirements, the portfolio will not be subject to federal income tax on its taxable net investment income and net capital gains that it distributes to its shareholders.

25

Shares of the portfolio may be purchased only through variable contracts and pension and retirement plans. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

In order to comply with the diversification requirements applicable to "segregated asset accounts" under the Code, the portfolio intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the portfolio qualifies as a "regulated investment company," each segregated asset account investing in the portfolio will be entitled to "look through" to the portfolio's assets in order to satisfy the diversification requirements. An alternative asset diversification test may be satisfied under certain circumstances. As noted above, the portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the portfolio were to sell its shares to other categories of shareholders, the portfolio may fail to comply with applicable U.S. Treasury Department requirements regarding investor control. If the portfolio should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the portfolio would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned inside the contracts would be taxed currently to the policyholders and would remain subject to taxation as ordinary income thereafter, even if the portfolio were to become adequately diversified.

Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.

26

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, Prospectuses or proxy statements, please call 800-222-8977.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

27

BUYING AND SELLING SHARES

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management.

The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  charge a wire redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

28

■  stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND
■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take

29

advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

30

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Distribution and Shareholder Servicing" in the SAI.

31

FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the EDGAR Database on the SEC's Internet Web site (www.sec.gov) to view the SAI, Annual and Semiannual Reports, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Trust

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Trust

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRSCC-PRO-0510

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio (ticker symbol: CCRSX)

This Statement of Additional Information (the “SAI”) provides information about the Commodity Return Strategy Portfolio (the “Portfolio”), a series of Credit Suisse Trust (the “Trust”), that supplements information contained in the Prospectus for the Portfolio (the “Prospectus”), dated May 1, 2010.

The Portfolio’s audited Annual Report, which either accompanies this SAI or has previously been provided to the investor to whom this SAI is being sent, as relevant to the particular investor, is incorporated herein by reference.

This SAI is not itself a prospectus.  Copies of the Portfolio’s Prospectus and Annual Report may be obtained by writing or telephoning:

Credit Suisse Trust
P.O. Box 55030
Boston, MA 02205-5030
1-800-222-8977

i

U.S. Government Securities	28
Municipal Obligations	28
Bond Insurer Risk	29
Alternative Minimum Tax Bonds	30
Securities of Other Investment Companies	30
Investment Grade Securities	30
Below Investment Grade Securities	31
Emerging Markets	32
Lending Portfolio Securities	33
Repurchase Agreements	33
Reverse Repurchase Agreements and Dollar Rolls	34
Zero Coupon Securities	35
Government Zero Coupon Securities	35
Short Sales	35
Short Sales “Against the Box”	36
Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers	36
“Special Situation” Companies	36
Variable and Floating Rate Securities and Master Demand Notes	37
Event-Linked Bonds	38
Delayed Funding Loans and Revolving Credit Facilities	38
When-Issued Securities and Delayed-Delivery Transactions	39
To-Be-Announced Mortgage-Backed Securities	39
Stand-By Commitment Agreements	40
Real Estate Investment Trusts	41
Warrants	41
Non-Publicly Traded and Illiquid Securities	42
Rule 144A Securities	43
Borrowing	43
Non-Diversified Status	43
Investments in the Subsidiary	44
The Dow Jones-UBS Commodity Index Total Return	46
DJ-UBS Index Performance	47
INVESTMENT RESTRICTIONS	48
PORTFOLIO VALUATION	49
PORTFOLIO TRANSACTIONS	51
PORTFOLIO TURNOVER	53
MANAGEMENT OF THE TRUST	54
Ownership in Securities of the Trust and Fund Complex	60
Compensation	63
Proxy Voting Policy	63
Disclosure of Portfolio Holdings	64
Investment Advisory Agreement	66
Portfolio Managers	68
Portfolio Managers’ Compensation	68
Potential Conflicts of Interest	68

ii

Portfolio Managers’ Ownership of Securities	69
Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.	69
Co-Administration Agreements	69
Code of Ethics	70
Organization and Management of Wholly-Owned Subsidiary	70
Custodian Agreement	71
Transfer Agency and Service Agreement	72
Distributor	72
Shareholder Servicing	73
Organization of the Trust	74
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	75
ADDITIONAL INFORMATION CONCERNING TAXES	76
The Portfolio	77
Special Tax Considerations	79
Zero Coupon Securities	80
Constructive Sales	80
Straddles	80
Options and Section 1256 Contracts	81
Swaps	81
Tax Treatment of Swaps and Structured Notes	81
Foreign Investments	82
Passive Foreign Investment Companies	82
Variable Contracts and Plans	83
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	83
MISCELLANEOUS	84
FINANCIAL STATEMENTS	84

APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

iii

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the description of the Portfolio’s investment objective and policies in the Prospectus.  There are no assurances that the Portfolio will achieve its investment objective.

The investment objective of the Portfolio is total return.

Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.  Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

The Portfolio does not represent that these techniques are available now or will be available at any time in the future.

General Investment Strategies

Commodity-Linked Derivatives.  The Portfolio invests in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures.  The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.  As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates.  Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase.  Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative.  This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing.  Under such favorable economic conditions, the Portfolio’s investments may be expected not to perform as well as an investment in traditional securities.  Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.

In selecting investments for the Portfolio, Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”), the Portfolio’s investment adviser, evaluates the merits of the investments primarily through the exercise of its own investment analysis.  In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

The Portfolio’s primary vehicle for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options.  These instruments have one or more commodity-dependent components.  They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable.  The Portfolio will invest in commodity-linked structured notes and swap agreements whose performance is linked to the Dow Jones-UBS Commodity Index Total Return (“DJ-UBS Index”), swap agreements on the DJ-UBS Index and, through investments in the Credit Suisse Cayman Commodity Fund II, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Trust formed in the Cayman Islands, futures contracts on individual commodities or a subset of commodities and options on them.

Swap Agreements.  The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and to the extent it may invest in foreign-currency denominated securities, may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchase and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Portfolio intends to invest in commodity swap agreements.  An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

The Portfolio may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  The Portfolio may be either the buyer or seller in a credit default swap transaction.  If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.  However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.  The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by Credit Suisse in accordance with procedures established by the Board of Trustees (the “Board”), to avoid any potential leveraging of the Portfolio’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

Whether the Portfolio’s use of swap agreements will be successful in furthering its investment objective of total return will depend on Credit Suisse’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio’s repurchase agreement guidelines).  Pursuant to restrictions imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the “Code”) which limit the Portfolio’s ability to use swap agreements, the Portfolio limits its investments in commodity-linked swap agreements so that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Portfolio’s gross income.

Certain structured notes and swap agreements are exempt from most provisions of the Commodity Exchange Act (the “CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (the “CFTC”).  To qualify for this exemption, a swap agreement or structured note must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels:  a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended (the “1940 Act”), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible structured note or swap transaction must meet three conditions.  First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms.  Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.  The Portfolio may invest in commodity-linked structured notes, swap agreements and other commodity-linked instruments that qualify for exclusion from regulation under the CEA and the regulations adopted thereunder.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.  If the other party to an interest rate, index or mortgage swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.  In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.  Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  To the extent that the net amount payable by the Portfolio under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Portfolio under a currency swap are held in a segregated account consisting of cash or liquid securities, the Portfolio and Credit Suisse believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restriction.

The Subsidiary may invest without limit in commodity-linked swap agreements.  The Subsidiary will comply with the asset segregation requirements to the same extent as the Portfolio.

Limitations on Leverage.  As discussed in the Prospectus, some of the derivative instruments in which the Portfolio invests may involve leverage.  Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would expect to receive based on the amount contributed to the investment.  Economically leveraged derivative instruments can increase the gain or the loss associated with changes in the value of the underlying instrument.  The Portfolio will seek to limit the amount of economic leverage it has under one derivative instrument in which it invests and the leverage of the Portfolio’s overall portfolio.  The Portfolio will not invest in a hybrid instrument if, at the time of purchase:

1.  that instrument’s “leverage ratio” exceeds 300% of the price increase (or decrease) in the underlying index; or

2.  the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase.

“Leverage ratio” is the expected increase in the value of a derivative instrument, assuming a one percent price increase in the underlying index.  In other words, for a derivative instrument with a leverage factor of 150%, a 1% gain in the underlying index would be expected to result in a 1.5% gain in value for the derivative instrument.  “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in the Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values.  To the extent that the policy on the Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act.

Principal Protection.  Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection.  A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity.  Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, the Portfolio would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index.  This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index.  This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument.  Credit Suisse’s decision on whether to use principal protection depends in part on the cost of the protection.  The Portfolio will, however, limit commodity-linked notes without principal protection to 10% of its total assets.   In addition, the utility of the protection feature depends upon the ability of the issue to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, the Portfolio will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value.  Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument.  However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.

The Portfolio may also invest in commodity-linked instruments that offer no principal protection.  At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned.  Some of the instruments that the Portfolio may invest in may have no principal protection and the instrument could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked instrument, the Portfolio may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note.  Credit Suisse, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection.  In deciding to purchase a note without principal protection, Credit Suisse may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which Credit Suisse believes are relevant.

The Portfolio does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment.  The Portfolio does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months.

Hedging Generally.  The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Portfolio’s assets varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse still may not result in a successful hedging transaction.

The Portfolio will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Portfolio of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio’s performance.

To the extent that the Portfolio engages in commodity-linked derivatives and in the strategies described below, the Portfolio may experience losses greater than if these strategies had not been utilized.  In addition to the risks described, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all.  The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Interest Rate Caps, Floors and Collars.  Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into interest rate caps, floors and collars for hedging purposes or to seek to increase total return (speculation).  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

To the extent that the entire amount of the payment stream payable by the Portfolio under an interest rate cap, floor or collar is held in a segregated account consisting of cash or liquid securities, the Portfolio and Credit Suisse believe that such investments do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restriction.

Options and Currency Exchange Transactions

The Portfolio may purchase and write (sell) options on securities, securities indices, currencies, swap agreements and commodity indexes for hedging purposes or to increase total return.  The Portfolio may enter into futures contracts and options on futures contracts on securities, securities and commodities indices, currencies and commodities and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”) for these same purposes, which may involve speculation.  Up to 20% of the Portfolio’s total assets may be at risk in connection with investing in options on securities (other than swaps), securities indices and currencies.  The Portfolio may invest without limit in swaptions. The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities Options.  The Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter (“OTC”) options.  The Portfolio realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When the Portfolio writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Portfolio that are deemed covered by virtue of the Portfolio’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice.  In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Portfolio may write covered call options.  For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by the Portfolio will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  The Portfolio may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, the Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.  Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction).  So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction.  The Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, the Portfolio’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio.  The Portfolio, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Portfolio and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Portfolio will be able to purchase on a particular security.

Securities and Commodities Index Options.  The Portfolio may purchase and write exchange- or board of trade-listed and OTC put and call options on securities and commodities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index.

Some securities index options are based on a broad market index, such as the New York Stock Exchange, Inc. (“NYSE”) Composite Index, or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities and commodities indexes are similar to options on securities and commodities, respectively, except that the delivery requirements are different.  Instead of giving the right to take or make delivery of securities or commodities, respectively, at a specified price, an option on a securities or commodities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities or commodities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities and commodities index options may be offset by entering into closing transactions as described above for securities and commodities options.

Uncovered Options Transactions.  The Portfolio may write options that are not covered (or so called “naked options”) on portfolio securities.  When the Portfolio sells an uncovered call option, it does not simultaneously have a long position in the underlying security.  When the Portfolio sells an uncovered put option, it does not simultaneously have a short position in the underlying security.  Uncovered options are riskier than covered options because there is no underlying security held by the Portfolio that can act as a partial hedge.  Uncovered calls have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.  Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options.  The Portfolio may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option.  Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Portfolio.  Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Currency Transactions.  The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation).  The Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Portfolio may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio.  To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions.)

Currency Options.  The Portfolio may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  The Portfolio’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options.  If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

Options on Swaps (“Swaptions”)

The Portfolio may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  The Portfolio will enter into such transactions for hedging purposes or to seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission (the “SEC”).

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, commodities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Portfolio will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Portfolio.

While the Portfolio may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Portfolio than if it had not engaged in any such transactions.  If, for example, the Portfolio had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Portfolio’s holdings and swaptions entered into by the Portfolio, which may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to risk of loss.  Further, the Portfolio’s use of swaptions to reduce risk involves costs and will be subject to Credit Suisse’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that Credit Suisse’s judgment in this respect will be correct.

Futures Activities

The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  The Portfolio invests in futures contracts on individual commodities or a subset of commodities and options on them through the Subsidiary.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio’s policies.  The Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a pool operator under the CEA.  As a result, the Portfolio is not restricted in its ability to enter into futures contracts and options thereon under regulations of the CFTC.

Futures Contracts.  A commodity futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities and commodities indexes are capitalization weighted indexes that reflect the market value of the securities or commodities, respectively, represented in the indexes.  A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by the Portfolio upon entering into a futures contract.  Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”   As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses. The Portfolio will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses.  In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin.  In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds.  To the extent that the Portfolio invests in commodity futures contracts, the assets of the Portfolio, and therefore the prices of Portfolio shares, may be subject to greater volatility.

There are additional factors associated with commodity futures contracts which may subject the Portfolio’s investments in them to greater volatility than investments in traditional securities.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Portfolio to reinvest the proceeds of a maturing futures contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Comparison of Commodity Futures and Forward Contracts.  Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified commodity at a specified future date for a price agreed-upon today.  However, there are significant differences in the operation of the two contracts.  Forward contracts are individually negotiated transactions and are not exchange traded.  Therefore, with a forward contract, the Portfolio would make a commitment to carry out the purchase or sale of the underlying commodity at expiration.

For example, if the Portfolio were to buy a forward contract to purchase a certain amount of gold at a set price per ounce for delivery in three month’s time and then, two months later, the Portfolio wished to liquidate that position, it would contract for the sale of the gold at a new price per ounce for delivery in one months’ time.  At expiration of both forward contracts, the Portfolio would be required to buy the gold at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract.  Even though the Portfolio has effectively offset its gold position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts.  By contrast, futures exchanges have central clearinghouses which keep track of all positions.  To offset a long position in a futures contract, the Portfolio simply needs to sell a similar contract on the exchange.  The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Portfolio.

Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity.  Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

Options on Futures Contracts.  The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

Asset Coverage for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures.  The Portfolio will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; swap agreements; options written by the Portfolio on commodities, currencies, securities and commodity and security indexes; and currency, interest rate and commodity and security index futures contracts and options on these futures contracts.  These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.  The Subsidiary will comply with these asset segregation requirements to the same extent as the Portfolio.

For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price.  The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio.  If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Money Market Obligations

The Portfolio is authorized to invest, under normal conditions, up to 100% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase and may invest without limit in these obligations for temporary defensive purposes.  These short-term instruments consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”); bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Credit Suisse to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor’s, a subsidiary of The McGraw-Hill

Companies, Inc. (“S&P”), or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities.  A description of S&P’s and Moody’s ratings is in Appendix A to this SAI.

Money Market Mutual Funds.  The Portfolio may invest up to 25% of its assets in securities of money market mutual funds, including those that are affiliated with the Portfolio or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested.

Temporary Investments

The short-term and medium-term debt securities in which the Portfolio may invest for temporary defensive purposes consist of:  (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits or bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of U.S. or foreign banks denominated in any currency); (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

Convertible Securities

Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.  Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Structured Securities

In addition to commodity-linked structured notes, discussed above, the Portfolio may purchase any other type of publicly traded or privately negotiated fixed income security,

including mortgage- and asset-backed securities; other types of structured notes; bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities.  The Portfolio may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Fannie Mae, Freddie Mac and certain foreign issuers, as well as non-governmental issuers.  Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  Some mortgage-backed securities, such as collateralized mortgage obligations (or “CMOs”), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The government or the issuing agency typically guarantees the payment of interest and principal of these securities.  However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio’s shares.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  For pools of 30-year fixed-rate mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life.  At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  The Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.

Collateralized Mortgage Obligations.  The Portfolio may purchase collateralized mortgage obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, Fannie Mae and Freddie Mac) and by private issuers.  CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”).  Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.  In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only (“IO”) and principal only (“PO”) classes are examples of this.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying Mortgage Assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying Mortgage Assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates—i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Structured Notes, Bonds or Debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Recent Market Events

The fixed income markets have experienced a period of extreme volatility, which has negatively impacted market liquidity conditions.  Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market.  However, these concerns have since expanded to include a broad range of mortgage-backed securities, asset-backed securities and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result, fixed income instruments have been experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default.  Securities that are less liquid are more difficult to value and may be hard to dispose of.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  These events and the continuing market upheavals may have an adverse effect on the Portfolio.

Assignments and Participations

The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of the Portfolio’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”).  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Credit Suisse to be creditworthy.

When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan.  However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments.  The Portfolio may have difficulty disposing of them because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio’s ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower.  The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio’s portfolio and calculating its net asset value.

Foreign Investments

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since the Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.  See “Currency Transactions” and “Futures Activities” above.

Information.  Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

Increased Expenses.  The operating expenses of the Portfolio, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Foreign Debt Securities.  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries.  The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy.  Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Privatizations.  The Portfolio may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S. entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.

Brady Bonds.  The Portfolio may invest in so-called “Brady Bonds.”  Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers.  In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.  Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components:  the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Depository Receipts.  Assets of the Portfolio may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the U.S.  EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.  For purposes of the Portfolio’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.  In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR.

U.S. Government Securities

The Portfolio may invest in Government Securities.  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Portfolio may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise.  Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Municipal Obligations

Under normal circumstances, the Portfolio may invest in “Municipal Obligations.”  Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.

The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of “general obligation” and “revenue” issues.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to its purchase by the Portfolio, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio.  Credit Suisse will consider such an event in determining whether the Portfolio should continue to hold the obligation.  See Appendix A for further information concerning the ratings of Moody’s and S&P and their significance.

Among other instruments, the Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans.  Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Bond Insurer Risk.  The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies.  Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security.  To the extent the Portfolio holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance.  The Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations.  A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities.

Alternative Minimum Tax Bonds

The Portfolio may invest without limit in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities.  While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.”  The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items.  Available returns on Alternative Minimum Tax Bonds acquired by the Portfolio may be lower than those from other Municipal Obligations acquired by the Portfolio due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Securities of Other Investment Companies

The Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, the Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio’s total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio’s total assets.  As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

Investment Grade Securities

The Portfolio may invest without limit in investment grade debt securities.  Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, or if unrated, are determined by Credit Suisse to be of comparable quality.  If a debt security receives different ratings from Moody’s, S&P, or another nationally recognized statistical rating organization, Credit Suisse will treat the debt security as being rated in the highest of the rating categories.  Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix A to this SAI.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security’s rating. Subsequent to a security’s purchase by the Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio.  Neither event will require the sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the security.  Credit Suisse may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Below Investment Grade Securities

The Portfolio may invest up to 10% of its net assets in fixed income securities rated below investment grade and as low as C by Moody’s or D by S&P, and in comparable unrated securities.  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody’s or S&P or, if unrated, is determined to be of comparable quality by the Adviser.  Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  The Portfolio’s holdings of debt securities rated below investment grade (commonly referred to as “junk bonds”) may be rated as low as C by Moody’s or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality.  Securities that are rated C by Moody’s comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing.  Debt rated D by S&P is in default or is expected to default upon maturity or payment date.  Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.  Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

The Portfolio may have difficulty disposing of bonds rated below investment grade because there may be a thin trading market.  The Portfolio anticipates that these securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require sale of such securities by the Portfolio, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Securities rated below investment grade and comparable unrated securities:  (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities.  Factors adversely impacting the market value of these securities will adversely impact the Portfolio’s net asset value.  The Portfolio will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer.  In this evaluation, in addition to relying on ratings assigned by Moody’s or S&P, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  Interest rate trends and specific developments which may affect individual issuers will also be analyzed.  The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.  At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Emerging Markets

The Portfolio may invest up to 5% of its total assets in securities of issuers located in “emerging markets” (less developed countries located outside of the United States).  Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities

The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Portfolio’s Board.  These loans, if and when made, may not exceed 33-1/3% of the Portfolio’s total assets taken at value (including the loan collateral).  Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.  From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a “finder.”

By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  The Portfolio will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of the Portfolio must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio’s ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities.  The Portfolio could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.  Any loans of the Portfolio’s securities will be fully collateralized and marked to market daily.

Repurchase Agreements

The Portfolio may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Dollar Rolls

The Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.  Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest.  At the time the Portfolio enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The Portfolio also may enter into “dollar rolls,” in which the Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Portfolio would forgo principal and interest paid on such securities.  The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.  Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Zero Coupon Securities

The Portfolio may invest without limit in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons.  A zero coupon security pays no interest to its holder prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.  Such accrued discount will be includible in determining the amount of dividends the Portfolio must pay each year and, in order to generate cash necessary to pay such dividends, the Portfolio may liquidate portfolio securities at a time when it would not otherwise have done so.  See “Additional Information Concerning Taxes.”  At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities.  In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government Zero Coupon Securities

The Portfolio may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”).

Short Sales

In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security.  The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio’s custodian or qualified sub-custodian.  While the short sale is open, the Portfolio will maintain in a segregated account an amount of liquid securities equal in value to its obligation to purchase the securities sold short, marked to market daily.

If the Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.  Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales.

Short Sales “Against the Box”

A short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.  Not more than 10% of the Portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.  The Portfolio does not intend to engage in short sales against the box for investment purposes.  The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security).  In such case, any future losses in the Portfolio’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns.  There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

See “Additional Information Concerning Taxes” for a discussion of the tax consequences to the Portfolio of effecting short sales against the box.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general.  Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  These companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek total return by investing in more established, larger companies.

“Special Situation” Companies

“Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Credit Suisse believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Portfolio in achieving its investment objective.  There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.

Variable and Floating Rate Securities and Master Demand Notes

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days.  The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date.  The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed.  While there may be no active secondary market with respect to a particular VRDN purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party.  The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

Event-Linked Bonds

The Portfolio may invest in “event-linked bonds.”  Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Portfolio may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the Portfolio will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by Credit Suisse in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.

When-Issued Securities and Delayed-Delivery Transactions

The Portfolio may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Credit Suisse deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

When the Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment.  It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

To-Be-Announced Mortgage-Backed Securities

As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date.  A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.  However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered.  Instead, the Portfolio agrees to accept any mortgage-backed security that meets specified terms.  Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.  TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.  For a further description of mortgage-backed securities, see “Structured Securities - Mortgage-Backed Securities” above.

Stand-By Commitment Agreements

The Portfolio may invest in “stand-by commitments” with respect to securities held in its portfolio.  Under a stand-by commitment, a dealer agrees to purchase at the Portfolio’s option specified securities at a specified price.  The Portfolio’s right to exercise stand-by commitments is unconditional and unqualified.  Stand-by commitments acquired by the Portfolio may also be referred to as “put” options.  A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it.  When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse, present minimal credit risks.  In evaluating the creditworthiness of the issuer of a stand-by commitment, Credit Suisse will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims.  The Portfolio acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio’s acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio’s portfolio will not exceed 1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities.  Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value.  Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

The Portfolio will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.  The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price.  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to the Portfolio.

Real Estate Investment Trusts

The Portfolio may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.  When the Portfolio invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

Warrants

The Portfolio may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock.  The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities

The Portfolio may invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days’ notice by the Portfolio, and time deposits maturing in more than seven calendar days.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  The Portfolio’s investment in the Subsidiary is considered to be liquid.  The Portfolio’s Subsidiary will also limit its investment in illiquid securities to 15% of its net assets.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  The Portfolio’s investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.  In reaching liquidity decisions, Credit Suisse may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Borrowing

The Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio’s net assets.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  The Portfolio expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Non-Diversified Status

The Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer.  As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.  To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Portfolio’s investments will be limited, however, in order to qualify as a “regulated investment company” for purposes of the Code.  See “Additional Information Concerning Taxes.”  To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

Investments in the Subsidiary

The Portfolio will invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary.  Investments in the Subsidiary are expected to provide the Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed below under “Additional Information Concerning Taxes—Special Tax Considerations—Tax Treatment of Swaps and Structured Notes.”  The Subsidiary is advised by Credit Suisse, and has the same investment objective as the Portfolio. The Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Portfolio.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Portfolio may enter into these commodity-linked derivative instruments directly, the Portfolio will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that Credit Suisse believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Portfolio’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position.

The derivative instruments in which the Portfolio and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Portfolio or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Portfolio’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Portfolio’s portfolio may deviate from the returns of any particular commodity index. The Portfolio or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Portfolio has greater or lesser exposure to that index than the value of the Portfolio’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Portfolio will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Portfolio’s net assets. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities discussed above.

The Subsidiary has an investment management agreement with Credit Suisse pursuant to which Credit Suisse manages the assets of the Subsidiary, but receives no additional compensation for doing so.  The Subsidiary also has entered into a co-administration agreement with Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), an affiliate of Credit Suisse, pursuant to which CSAMSI provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Portfolio.

The full audited and unaudited financial statements of the Subsidiary are included in the Portfolio’s Annual and Semi-Annual Reports, respectively, provided to shareholders.  The Portfolio’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act.  However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Portfolio.  In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Portfolio.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Dow Jones-UBS Commodity Index Total Return

The Portfolio intends to gain exposure to commodities markets primarily by investing in structured notes where the principal and/or coupon payments are linked to the DJ-UBS Index.  The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities.  The DJ-UBS Index is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange.  Unlike equities, which entitle the holder to a continuing stake in a corporation, commodity futures contracts specify a delivery date for the underlying physical commodity. In order to avoid delivery and maintain a long futures position, nearby contracts must be sold and contracts that have not yet reached the delivery period must be purchased. This process is known as “rolling” a futures position, and the DJ-UBS Index is a “rolling index.”

The DJ-UBS Index is designed to be a liquid benchmark for commodity investment, and is weighted using dollar-adjusted liquidity and production data.  The DJ-UBS Index relies on data that is internal to the futures markets (liquidity) and external to the futures markets (production) in determining relative weightings.  To determine its component weightings, the DJ-UBS Index relies primarily on liquidity data, or the relative amount of trading activity of a particular commodity.  Liquidity is an important indicator of the value placed on a commodity by financial and physical market participants.  The DJ-UBS Index also relies to a lesser extent on dollar-adjusted production data.  Production data, although a useful measure of economic importance, may underestimate the economic significance of storable commodities (e.g., gold) at the expense of relatively non-storable commodities (e.g., live cattle).  Production data alone also may underestimate the investment value that financial market participants place on certain commodities.  All data used in both the liquidity and production calculations is averaged over a five-year period.

The DJ-UBS Index is designed to provide diversified exposure to commodities as an asset class, rather than being driven by micro-economic events affecting one commodity market or sector; this approach may provide relatively low levels of volatility, although this cannot be guaranteed.

To ensure that no single commodity or commodity sector dominates the DJ-UBS Index, the DJ-UBS Index relies on several diversification rules. Among these rules are the following:

•      No related group of commodities (e.g., energy, precious metals, livestock and grains) may constitute more than 33% of the DJ-UBS Index.

•      No single commodity may constitute less than 2% of the DJ-UBS Index.

These diversification rules are applied annually to the DJ-UBS Index, when the DJ-UBS Index is reweighted and rebalanced on a price-percentage basis.  Reweighting means that, in general, the DJ-UBS Index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed.

The Portfolio is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. (“Dow Jones”), UBS AG (“UBS”) or any of their subsidiaries or affiliates.  None of Dow Jones, UBS or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or investors in the Portfolio or any member of the public regarding the advisability of investing in securities or commodities generally or in the Portfolio particularly.

DJ-UBS Index Performance

The tables below provide an indication of the potential risks of investing in the Portfolio.  Both tables compare the performance of the DJ-UBS Index to the S&P 500 Index, a broad based securities index.  The first table shows performance over a one-year, three-year, five-year and 10-year period.  The second table shows performance each year for the past ten years.  Both tables serve to illustrate that the Index and the S&P 500 Index may, at times, move in tandem with each other, and that the DJ-UBS Index can experience substantial volatility from year to year.

Average Annual Total Returns for Periods Ended December 31, 2009

	1 Year	3 Years	5 Years	10 Years
DJ-UBS	18.91%	-3.82%	1.96%	7.12%
S&P 500	26.47%	-5.61%	0.42%	-0.95%

Annual Total Return for Periods Ending December 31

	DJ-UBS	S&P 500(1)
2009	18.91%	26.47%
2008	-35.65%	-37.00%
2007	16.23%	5.49%
2006	2.07%	15.79%
2005	21.36%	4.91%
2004	9.15%	10.88%
2003	23.93%	28.69%
2002	25.91%	-22.10%
2001	-19.51%	-11.88%
2000	31.84%	-9.11%

(1)           Based on total return and dividend reinvestment.

INVESTMENT RESTRICTIONS

The investment limitations numbered 1 through 7 may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares.  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares.  Investment limitations 8 through 10 may be changed by a vote of the Board at any time.

The Portfolio may not:

1.             Borrow money except to the extent permitted under the 1940 Act.

2.             Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Portfolio’s assets may be indirectly exposed to industries in commodity sectors of an index; and (c) the Portfolio may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries).

3.             Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

4.             Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

5.             Purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

6.             Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction shall not prevent the Portfolio from purchasing or selling commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured notes, options and futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments backed by physical commodities or by indices.

7.             Issue any senior security except as permitted in these Investment Restrictions.

8.             Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, options on futures contracts, swaps and other derivative instruments.

9.             Invest more than 15% of the value of the Portfolio’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Portfolio and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

10.           Make additional investments (including roll-overs) if the Portfolio’s borrowings exceed 5% of its net assets.

If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio’s assets will not constitute a violation of such restriction.

The Subsidiary will follow the Portfolio’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

PORTFOLIO VALUATION

The following is a description of the procedures used by the Portfolio and the Subsidiary in valuing their assets.

Equity securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time.  If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities.  Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”).  If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments.  The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.  The Portfolio’s investment in the Subsidiary is valued based on the value of the Subsidiary’s portfolio investments.  The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Portfolio, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of the investment.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers.  If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided.  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation.  Options contracts will be valued similarly.  Futures contracts will be valued at the most recent settlement price at the time of valuation.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board.  Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract.  Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchange.  Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in value of the underlying index.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Portfolio).  If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Portfolio).  If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Portfolio).

Securities, options, futures contracts and other assets (including swap agreements and structured notes) that cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board.  In addition, the Board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.  If the value of a security has been materially affected by events occurring after the relevant market closes, but before the Portfolio calculates its net asset value, the Portfolio will price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.  When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Portfolio’s net asset value is not calculated.  As a result, calculation of the Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Portfolio’s investment program to achieve its investment objective.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked prices, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up.  Government securities are generally purchased from underwriters or dealers, although certain newly issued Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of Government securities.

Credit Suisse will select specific portfolio investments and effect transactions for the Portfolio.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The value of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur.  Further, Credit Suisse will receive brokerage or research services only in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934, (the “1934 Act”), when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services.  For the fiscal year ended December 31, 2009, the Portfolio did not pay any brokerage commissions to brokers and dealers who provided research services.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.

All orders for transactions in securities or options on behalf of the Portfolio are placed by Credit Suisse with broker-dealers that it selects, including CSAMSI and affiliates of Credit Suisse Group AG.  The Portfolio may utilize CSAMSI, the Portfolio’s distributor and an affiliate of Credit Suisse, or affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Portfolio did not pay any commissions to broker-dealers for execution of portfolio transactions.

The Portfolio did not pay any commissions to affiliated broker-dealers during the fiscal years ended December 31, 2007, 2008 and 2009.

Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Portfolio.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount in a manner which Credit Suisse believes to be equitable to each client, including the Portfolio.  In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI, Credit Suisse Securities (USA) LLC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.  In addition, the Portfolio will not give preference to any institutions with which the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

Transactions for the Portfolio may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio’s assets directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Portfolio will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Portfolio’s interest.

As of December 31, 2009, the Portfolio held the following securities of its regular brokers or dealers:

Name of Security	Aggregate Value

State Street Bank and Trust Co. Euro Time Deposit	$703,000

The Subsidiary follows the same brokerage practices as does the Portfolio.

PORTFOLIO TURNOVER

The Portfolio does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities.  The Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Portfolio could result in high portfolio turnover.  For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchase in anticipation of a decline in interest rate (market rise) and later sold.  In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Credit Suisse believes to be a temporary disparity in the normal yield relationship between the two securities.  These yield disparities may occur for reasons not directly related to the investment quality of particular issuers or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.  In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.  Consequently, the annual portfolio turnover rate of the Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

It is not possible to predict the Portfolio’s portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions.

For the fiscal years ended December 31, 2008 and December 31, 2009, the portfolio turnover rates were 140% and 53%, respectively.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed by the Board in accordance with the laws of the Commonwealth of Massachusetts.  The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board.  The Board approves all significant agreements between the Trust on behalf of the Portfolio and the companies that furnish services to the Portfolio, including agreements with the Portfolio’s investment adviser, custodian and transfer agent.

The names and years of birth of the Trust’s Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1941	Trustee, Nominating Committee Member and Audit Committee Chairman	Since Portfolio Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	13

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Starcomms PLC. (telecommunications company)

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Year of Birth: 1946	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005	11	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) in 2007

(2) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1937	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present	11	Director of Carlisle Companies Incorporated (diversified manufacturing company) from 1995 to 2009

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor, New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Since Portfolio Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present	13

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin America Equity Fund, Inc. (each, a closed-end investment company); Director of Prism Medical (medical devices) from 2004 to 2005

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers**

John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since Portfolio Inception

Managing Director and Global Head of Compliance of Credit Suisse since January 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1967	Vice President and Secretary since Portfolio Inception Chief Legal Officer since 2006	Since Portfolio Inception	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Officer of other Credit Suisse Funds

(3) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

** The officers of the Trust shown are officers that make policy decisions.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Enrique R. Arzac.    Mr. Arzac has been a Trustee since 2005, and Chairman of the Audit Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 30 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Jeffrey E. Garten.   Mr. Garten has been a Trustee since 1998 (except for part of 2000) of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 36 years of executive, business and academic experience in the areas of international trade and finance and business management.

Peter F. Krogh.   Mr. Krogh has been a Trustee since 2001 of all of the open-end Credit Suisse Funds in the Fund Complex.  Previously, he served as a Trustee of the Winthrop Focus Funds and the DeVegh Funds.  For fourteen years, he served as a Director of a diversified manufacturing company, serving as chairman of the pension and benefits committee.  He has over forty years of management and academic experience in the field of foreign affairs.

Steven N. Rappaport.    Mr. Rappaport has been a Trustee since 1999, Chairman of the Board of Trustees since 2005, and Chairman of the Nominating Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 40 years of business experience in the financial services industry.  Mr. Rappaport also serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Ownership in Securities of the Trust and Fund Complex

As reported to the Trust, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*(4)

Independent Trustees

Enrique R. Arzac	A	E

Jeffrey E. Garten	A	B

Peter F. Krogh	A	D

Steven N. Rappaport	A	E

As of April 5, 2010, Trustees and officers as a group owned of record less than 1% of the Portfolio’s outstanding shares.

No employee of Credit Suisse, CSAMSI, State Street Bank and Trust Company (“State Street”), the Trust’s co-administrator, or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust.

Effective June 30, 2009, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual retainer of $60,000 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  For any additional meetings the Board members are paid a meeting fee of $300 per Portfolio.  The Independent Chairman receives an annual fee of $25,000 and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee of the Trust.  Prior to June 30, 2009 each Trustee received an annual fee of $1,500 per Portfolio and $200 for

*              Key to Dollar Ranges:

A.            None

B.            $1 - $10,000

C.            $10,000 - $50,000

D.            $50,000 - $100,000

E.             Over $100,000

(4)     Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

each meeting of the Board attended by him for his services as Trustee of the Trust, and was reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee received a fee of $200 per meeting per Portfolio for serving on the Audit Committee of the Trust, the Independent Chairman received an annual fee of $25,000, and the chairman of the Audit Committee received an additional $7,500.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Portfolio rests with the Board. The Portfolio has engaged Credit Suisse to manage the Portfolio on a day-to day basis.  The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Portfolio in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, each of whom is an Independent Trustee. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven N. Rappaport, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Portfolio is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Portfolio and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Portfolio’s investment management and business affairs.  Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Portfolio, the Board interacts with and reviews reports from, among others, Credit Suisse, the Portfolio’s Chief Compliance Officer, the Portfolio’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Portfolio and applicable risk controls.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Trustees

The Trust’s Board has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee are all the Trustees who are not “interested persons” of the Trust and the Portfolio as defined in the 1940 Act (“Independent Trustees”), namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Trust’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Trust’s compliance with legal and regulatory requirements and the performance of the Trust’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Trust’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Trust’s financial statements, the quality and objectivity of the Trust’s financial statements, the Trust’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Trust’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Trust and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Audit Committee met four times during the fiscal year ended December 31, 2009.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Trust’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings.  The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee met twice during the fiscal year ended December 31, 2009.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Trust’s shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Trust’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Nominating Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the 1934 Act.  If the Trust is holding a shareholder meeting, any such submission, in order to be included in the Trust’s proxy statement, should be made no later than the 120th calendar day before the date the Trust’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Trust has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Trust begins to print and mail its proxy statement.

Compensation

The chart below shows the compensation received by each Trustee from the Portfolio and from all investment companies in the Fund Complex during the Portfolio’s fiscal period ended December 31, 2009.

Name of Trustee	Compensation Received from Portfolio	Total Compensation from All Investment Companies in the Fund Complex	Total Number of Funds for Which Trustee Serves within the Fund Complex
Enrique Arzac	$3,952	$115,960	13

Jeffrey E. Garten	$3,537	$59,675	11

Peter F. Krogh	$3,537	$59,675	11

Steven N. Rappaport	$4,920	$121,554	13

Mr. Rappaport has informed the Trust that his former employer, Loanet, Inc. (“Loanet”), had performed loan processing services for various Credit Suisse Group entities (not including Credit Suisse). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. (“SunGard”). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

Proxy Voting Policy

The Portfolio has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policies. The Proxy Voting Policy and Procedures appear as Appendix B to this SAI. The Portfolio files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The Portfolio’s Form N-PX is available (1) without charge and upon request by calling the Portfolio toll-free at 1-800-927-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings

The Portfolio’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Portfolio’s policy that no current or potential investor (or its representative) (collectively, the “Investors”) will be provided information on the Portfolio’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Portfolio’s policies apply to all of the Portfolio’s service providers that, in the ordinary course of their activities, come into possession of information about the Portfolio’s portfolio holdings.

The Portfolio’s policies and procedures provide that information regarding the Portfolio’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Portfolio’s policies and procedures when the disclosure of such information is considered by the Portfolio’s officers to be consistent with the interests of Portfolio shareholders.  In the event of a conflict of interest between the Portfolio, on the one hand, and a service provider or its affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Portfolio’s officers will seek to resolve any conflict of interest in favor of the Portfolio’s interests.  In the event that the Portfolio’s officer is unable to resolve such conflict, the matter will be referred to the Portfolio’s Audit Committee for resolution.

The Portfolio’s policies further provide that in some instances, it may be appropriate for the Portfolio to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Portfolio’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

Neither the Portfolio, the Adviser, officers of the Portfolio nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Portfolio reserves the right to charge a nominal processing fee, payable to the Portfolio, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Portfolio’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Portfolio’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Portfolio, Credit Suisse and CSAMSI.  The Portfolio’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of

Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Portfolio provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.   The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Portfolio and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Portfolio that require access to this information to perform their duties to the Portfolio.  Set forth below is a list, as of April 1, 2010, of those parties with which Credit Suisse, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before Dissemination
State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None
Interactive Data Corp. (pricing service)	Daily	None
Boston Financial Data Services, Inc. (“BFDS”) (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of the Portfolio’s ongoing operations to: the Portfolio’s Board; PricewaterhouseCoopers LLP (“PwC”), its independent registered public accounting firm; Willkie Farr & Gallagher LLP, counsel to the Portfolio; Drinker Biddle & Reath LLP, counsel to the Portfolio’s Independent Trustees; broker-dealers in connection with the purchase or sale of Portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Portfolio provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Portfolio, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Portfolio may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Portfolio and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Portfolio has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before Dissemination
Lipper	Monthly	5th business day of following month
S&P	Monthly	2nd business day of following month
Thomson Financial/Vestek	Quarterly	5th business day of following month

The Portfolio may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Portfolio.

The ability of the Portfolio, the Adviser and CSAMSI, as the co-administrator of the Portfolio, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Portfolio’s policies on disclosure of Portfolio-Related Information will protect the Portfolio from the potential misuse of that information by individuals or firms in possession of that information.

Investment Advisory Agreement

Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York  10010, is part of the asset management business of Credit Suisse, one of the world’s leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The investment advisory agreement (the “Advisory Agreement”) between the Portfolio and Credit Suisse continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Board or by a majority of the Portfolio’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Portfolio in accordance with the Portfolio’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Portfolio and of the officers or Board of the Trust; and any extraordinary expenses.

The Portfolio bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Portfolio.  General expenses of the Portfolio not readily identifiable as belonging to a particular Portfolio are allocated among all Portfolio by or under the direction of the Trust’s Board in such manner as the Board determines to be fair and accurate.   In addition, as described below under “Organization and Management of Wholly-Owned Subsidiary,” the Subsidiary has entered into separate contracts with Credit Suisse and CSAMSI whereby Credit Suisse and CSAMSI provide investment advisory and administrative services, respectively, to the Subsidiary.  Neither Credit Suisse nor CSAMSI receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Portfolio pays Credit Suisse and CSAMSI based on the Portfolio’s assets, including the assets invested in the Subsidiary.

The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Portfolio or to shareholders of the Portfolio to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Portfolio or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided by Credit Suisse, the Portfolio pays Credit Suisse a fee calculated daily and paid monthly calculated at an annual rate of 0.50% of the Portfolio’s average daily net assets (before any voluntary waivers or reimbursements).  Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Portfolio.  For the fiscal years ended December 31, 2007, 2008 and 2009, Credit Suisse accrued investment advisory fees of $640,829, $491,577 and $426,304, respectively, from the Portfolio, of which $103,090, $104,603 and $209,053, respectively, was waived, for net advisory fees of $537,739, $386,974 and $217,251, respectively.

Portfolio Managers

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the portfolio managers of the Portfolio includes both a fixed base salary component and bonus component.  The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account.  The factors taken into account in determining a portfolio manager’s bonus include the Portfolio’s performance, assets held in the Portfolio and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other.  For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Managers’ Ownership of Securities

As reported to the Portfolio, as of December 31, 2009, Messrs. Burton and Karsh had no beneficial ownership of shares in the Portfolio.

The portfolio managers have no direct investments in the Trust because Portfolio shares cannot be purchased directly but are only available through variable life and annuity contracts or through certain qualified employee benefit plans.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.

As reported to the Portfolio, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2009.

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (000s)	Number of Accounts	Total Assets (000s)	Number of Accounts	Total Assets (000s)
Christopher Burton	4	$2,955	9	$1,145	4	$493
Andrew Karsh	4	$2,955	9	$1,145	4	$493

No advisory fee is paid based on performance for any of the accounts listed above.

Co-Administration Agreements

CSAMSI and State Street serve as co-administrators to the Portfolio pursuant to separate written agreements with the Portfolio (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

CSAMSI has served as co-administrator to the Portfolio since its inception.  For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Portfolio pays CSAMSI a fee calculated at an annual rate of 0.09% of the Portfolio’s average daily net assets.  The Portfolio paid CSAMSI $115,349, $88,484 and $76,735, respectively, in co-administration fees for the fiscal years ended December 31, 2007, 2008 and 2009, respectively.

State Street has served as co-administrator to the Portfolio since its inception.  For the services provided by State Street under the State Street Co-Administration Agreement, the Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Fund Complex, 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion, subject to an annual minimum fee exclusive of out-of-pocket expenses.  The Portfolio bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund Complex at the time of calculation.  The Portfolio paid State Street $45,854 in co-administration fees for the fiscal year ended December 31, 2009.

Code of Ethics

The Trust, Credit Suisse and CSAMSI have each adopted a written Code of Ethics (the “Credit Suisse Code”), which permits personnel covered by the Credit Suisse Code (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Portfolio.  The Credit Suisse Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolio; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Credit Suisse Codes at least annually and may impose sanctions for violations of the Credit Suisse Codes.

Organization and Management of Wholly-Owned Subsidiary

The Portfolio intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, Cayman Islands.  The Subsidiary’s affairs are overseen by a board of directors consisting of George R. Hornig and Michael A. Pignataro.  Mr. Hornig is an officer of Credit Suisse.  Mr. Pignataro is an officer of the Trust and of Credit Suisse, and his biography is listed above.

The Subsidiary has entered into separate contracts with Credit Suisse and CSAMSI whereby Credit Suisse and CSAMSI provide investment advisory and administrative services, respectively, to the Subsidiary. Neither Credit Suisse nor CSAMSI receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Portfolio pays Credit Suisse and CSAMSI based on the Portfolio’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Portfolio.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Portfolio. As a result, Credit Suisse, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Portfolio, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this SAI. The Portfolio’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Trust’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Portfolio and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio.

Please refer to the section in this SAI titled “Additional Information Concerning Taxes” for information about certain tax aspects of the Portfolio’s investment in the Subsidiary.

Custodian Agreement

State Street acts as the custodian for the Portfolio and also acts as the custodian for the Portfolio’s foreign securities pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio’s securities held by it and (e) makes periodic reports to the Trust’s Board concerning the Portfolio’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolio and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolio.  For this service to the Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the Portfolio’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Transfer Agency and Service Agreement

BFDS, an affiliate of State Street, serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Trust.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts  02021-2809.

Distributor.  CSAMSI serves as distributor of the Portfolio’s shares.  CSAMSI offers the Portfolio’s shares on a continuous basis.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.  CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares.  CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives.  CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Appendix C to this SAI lists certain financial representatives and Service Organizations (as defined below) with whom CSAMSI and/or its affiliates have special fee arrangements as of April 1, 2010.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to a fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

The Trust has adopted a Distribution Agreement (the “Distribution Agreement”) and a 12b-1 Plan for the shares of the Portfolio, to permit the Trust to compensate CSAMSI for activities associated with the distribution of these shares.

The 12b-1 Plan provides that a distribution and shareholder servicing fee of 0.25% per year of the average daily net assets of the Portfolio shares will be paid as compensation to CSAMSI.

With respect to the shares of the Portfolio, CSAMSI, Credit Suisse or their affiliates may make additional payments out of their own resources to firms offering Portfolio shares for providing administration, subaccounting, transfer agency and/or other services.  Under certain circumstances, the Portfolio may reimburse a portion of these payments.

The 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Trustees who are not interested persons of the Trust or the Portfolio and who have no direct or indirect financial interest in the operation of the 12b-1 Plan (“Independent Trustees”).  Any material amendment of the 12b-1 Plan would require the approval of the Board in the same manner.  The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval.  The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the shares of the Portfolio.

Payments by the Portfolio to CSAMSI under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

CSAMSI provides the Board of the Trust with periodic reports of amounts spent under the 12b-1 Plan and the purposes for which the expenditures were made.

For the fiscal year ended December 31, 2009, the Portfolio paid $213,152 to CSAMSI under the 12b-1 Plan.

During the fiscal year ended December 31, 2009, CSAMSI spent the fees paid under the Portfolio’s 12b-1 Plan as follows:

Advertising	$0
Printing and mailing prospectuses for promotional purposes	$0
Payments to financial representatives	$0
Payments to Service Organizations	$0
People-related and occupancy	$109,896
Other	$0

Shareholder Servicing.  The Trust has authorized certain insurance companies (“Service Organizations”) or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio’s pricing on the following business day.  If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.  The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order.  Such orders received by the Trust in proper form will be priced at the Portfolio’s net asset value next computed after they are accepted by the Service Organization or its authorized designee.  Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if the Portfolio’s shares are purchased directly from the Trust.

For administration, subaccounting, transfer agency and/or other services, Credit Suisse or its affiliates pay Service Organizations a standard fee of .20% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolio (the “Service Fee”).  Appendix C lists certain Service Organizations with whom Credit Suisse or its affiliates have special fee arrangements as of April 1, 2010.  Credit Suisse and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Service Organizations may also be paid additional amounts related to marketing costs.  Service Fees may be paid on a one-time or ongoing basis.  The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Organization of the Trust

The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust.  The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share.  Shares of three series have been authorized, one of which constitutes the interests in the Portfolio.  The U.S. Equity Flex I and International Equity Flex III Portfolios of the Trust are described in separate Prospectuses and a separate SAI.  The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

Effective May 1, 2001, the Trust was renamed Credit Suisse Warburg Pincus Trust.  On December 12, 2001, the Trust changed its name to Credit Suisse Trust.

When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held.  Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders.  Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares.  Under current law, a participating insurance company (“Participating Insurance Company”) is required to request voting instructions from the owners of separate account variable contracts (“Variable Contracts”) and must vote all Trust shares held in the separate account in proportion to the voting instructions received.  Tax-qualified pension and retirement plans (“Plans”) may or may not pass through voting rights to Plan participants, depending on the terms of the Plan’s governing documents.  For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee.  The Declaration of Trust provides for indemnification from the Portfolio’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations, a possibility that Credit Suisse believes is remote and immaterial.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Portfolio.  The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees.  Shares are transferable but have no preemptive, conversion or subscription rights.

The Trust’s charter authorizes the Portfolio to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Portfolio. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of beneficial interest, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of beneficial interest with those belonging to, or attributable to another class (or classes) of beneficial interest, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of beneficial interest to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Portfolio or the assets belonging to, or attributable to the particular classes or classes of beneficial interest (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind. The Portfolio would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trust’s charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Portfolio or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest. Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Massachusetts law. The Portfolio generally will provide prior notice of any such transaction except in extraordinary circumstances.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolio may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants.  The offering price of the Portfolio’s shares is equal to its net asset value per share.

Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding purchase, ownership and disposition of shares of the Portfolio by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Portfolio.  The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income.  The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the Portfolio may invest in order to gain exposure to the Index, not to be considered qualifying income.  The income the Portfolio derives directly from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of its gross income.  The Portfolio has obtained a private letter ruling from the IRS confirming that the income produced by certain types of commodity-index linked structured notes constitutes qualifying income.  If the Portfolio does not meet the requirements for being a tax-qualified regulated investment company, it will be subject to federal income tax on its net income and capital gains as a regular corporation and when distributed, that income and capital gain would be taxable to shareholders as an ordinary dividend to the extent of the Portfolio’s earnings and profits.  Further, if the Portfolio should fail to qualify as a regulated investment company, it would be considered a single investment.  This may result in Variable Contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts entitled to tax-free treatment under the Code.  If this happened, income and gains produced with respect to those Variable Contracts in the current year and in prior years would be included currently in the Variable Contract holder’s gross income as taxable income and the contract would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.  The rest of this tax section assumes that the commodity-linked derivative instruments in which the Portfolio invests are “securities” within the meaning of the 1940 Act.

The Portfolio intends to invest not more than 25% of its total assets in the Subsidiary.  The Subsidiary may invest without limitation in commodity-linked swaps and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities.  The Portfolio has received a private letter ruling from the IRS confirming that income derived from its investment in the Subsidiary will constitute qualifying income.

The Portfolio

The Portfolio intends to continue to qualify as a regulated investment company under the Code each taxable year.  To so qualify, the Portfolio must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established security market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Portfolio will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of the sum of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the

“Distribution Requirement”).  The Portfolio will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Subsidiary will not be subject to U.S. federal income tax.  It will, however, be considered a controlled foreign corporation, and the Portfolio will be required to include as income annually amounts earned by the Subsidiary during that year.  Furthermore, the Portfolio will be subject to the Distribution Requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Portfolio during the taxable year.

The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income.  In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income.  If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.  Further, if the Portfolio should fail to qualify as a RIC, the Portfolio would be considered as a single investment, which may result in Variable Contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts under the Code.  All income and gain inside such Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

The Code and Treasury regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts meet certain diversification requirements to preserve the tax-deferred benefits provided by the Variable Contracts that are offered in connection with such separate accounts.  If a separate account should fail to comply with the diversification requirements, Variable Contracts invested in a Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter, even if the separate account were to become adequately diversified.  Accordingly, the Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of insurance company separate accounts.  To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days of such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  Generally, all securities of the same issuer are treated as a single investment.  For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers.  In certain circumstances, each separate account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rules of Section 817(h).  An alternative asset diversification test may be satisfied under certain circumstances.  Failure to satisfy the diversification requirements may be corrected under certain circumstances, but such a correction would require a payment to the IRS based on the tax which the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the Portfolio did not satisfy the diversification requirements.  Failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts.

As noted above, the Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Portfolio were to sell its shares to other categories of shareholders, the separate accounts may fail to comply with applicable Treasury requirements regarding investor control.  If a separate account should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the Portfolio shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

Certain tax benefits from the Portfolio’s investments, such as the dividends received deduction, may flow through to the Participating Insurance Companies.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Portfolio.

The Portfolio’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

Zero Coupon Securities.  The Portfolio’s investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity.  Under the U.S. federal income tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Portfolio that lock in gain on an “appreciated financial position.”  Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract.  The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Portfolio holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause the Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that the Portfolio enters into may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Portfolio.  In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Portfolio for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Portfolio must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Portfolio of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Portfolio is uncertain which (if any) of these elections it will make.

Options and Section 1256 Contracts.  If the Portfolio writes a covered put or call option, it generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the Portfolio will generally recognize short-term capital gain.  If the option is exercised, the premium is included in the consideration received by the Portfolio in determining the capital gain or loss recognized in the resultant sale.  However, the Portfolio’s investment in so-called “section 1256 contracts,” such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Portfolio for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Portfolio continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Portfolio must make to avoid the federal excise tax.

The Portfolio may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Portfolio that are not section 1256 contracts.

Swaps.  As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments.  The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will constitute ordinary income or deductions, while termination of a swap may result in capital gain or loss (which may be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.   The tax treatment of many types of credit default swaps is uncertain.

Tax Treatment of Swaps and Structured Notes.   The IRS has issued a ruling that provides that in order for the Portfolio to qualify as a regulated investment company under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10%

of the Portfolio’s gross income.  Accordingly, after that date, the Portfolio has reduced its investments in commodity-linked swap agreements to the extent necessary to comply with this requirement.

The Portfolio has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes qualifying income under the Code.  In addition, the IRS has also issued a private letter ruling to the Portfolio confirming that income derived from the Portfolio’s investment in the Subsidiary will also constitute qualifying income to the Portfolio, even if the Subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures.   Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and swaps and, through investments in the Subsidiary, futures contracts on individual commodities or a subset of commodities and options on them.  If the Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders).  When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits.  Further, if the Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code.  All income and gains produced with respect to those variable contracts in the current year and in prior years would be included currently in the Variable Contract owner’s gross income as taxable income and the contract would remain subject to taxation as ordinary income thereafter.

Foreign Investments.  Dividends and interest (and in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The foreign taxes paid by the Portfolio will reduce its return from investments in the Portfolio.

Passive Foreign Investment Companies.  If the Portfolio acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Portfolio may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Portfolio.  Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such deferred taxes.  If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year.  In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS.  By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Portfolio may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Variable Contracts and Plans

Because shares of the Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.  For information regarding the tax treatment of distribution from the Variable Contracts and Plans, please see the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PwC, with principal offices at 125 High Street, Boston, Massachusetts 02110, serves as independent registered public accounting firm for the Trust.  The financial statements that are incorporated by reference into this SAI have been audited by PwC and have been incorporated herein in reliance upon the report of such independent registered public accounting firm given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Trust and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

As of April 5, 2010, the following persons owned of record 5% or more of the Portfolio’s outstanding shares:

NAME AND ADDRESS	PERCENT OWNED AS OF APRIL 5, 2010
IDS Life Insurance Company* 222 AXP Financial Center Minneapolis, MN 55474-0001	92.93%

*                 The Portfolio does not believe that this entity is the beneficial owner of shares held of record by it.

FINANCIAL STATEMENTS

The Portfolio’s Annual Report, which either accompanies this SAI or has previously been provided to the investor to whom this SAI is being sent, as relevant to the particular investor, is incorporated herein by reference.  The Portfolio will furnish without charge a copy of the Portfolio’s Annual Report upon request by calling the Portfolio at 1-800-222-8977.

APPENDIX A

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by the  Standard & Poor’s Division of The Mc-Graw Hill Companies Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and

A-1

protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While

A-2

the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-3

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-4

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

A-5

Aa - Bonds which are rated as are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-6

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•      a copy of the Policy;

•      a copy of each proxy statement received on behalf of Credit Suisse clients;

•      a record of each vote cast on behalf of Credit Suisse clients;

•      a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•      a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues;

(4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues;

(4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 12, 2009

Appendix C*

Fee Arrangements for the Sale of Shares of the Credit Suisse Trust

Name of Service Organization	Fee Arrangement (as a percentage of the portfolio’s average net assets)
AIG Life Bermuda Ltd.	0.25%

AIG Life Insurance Co	0.25%

Allmerica Financial Life Ins.	0.25%

Riversource Life Insurance Co. of New York	.045% for the US Equity Flex I Portfolio; 0.25% for the Commodity Return Strategy Portfolio plus a distribution fee (a Rule 12b-1 fee) of 0.25% for the Commodity Return Strategy Portfolio

American General Life Ins. Co.	0.25%

American Life Insurance Co. of NY	0.25%

Empire Fidelity Inv. Corp.	0.35%

Fed Kemper Life Assurance Co.	0.25% .50% of assets paid solely to Scudder ZS4/Zurich Archway contract

Fidelity Invest. Life Ins. Co.	0.35%

First Allmerica Fin. Life Ins.	0.25%

Horace Mann Life Ins. Co.	0.30%

Riversource Life Insurance Company	.045% for the US Equity Flex I Portfolio; 0.25% for the Commodity Return Strategy Portfolio plus a distribution fee (a Rule 12b-1 fee) of 0.25% for the Commodity Return Strategy Portfolio

Jefferson National Life Insurance	0.25%

Kemper Investors Life Ins. Co.	0.25%; 0.50% of the average combined daily net assets of all the shares held in the account attributable solely to certain contract

*                      This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse Funds.  Some of these classes may not be offered by the Portfolio.

C-1

Metropolitan Life Ins Co - DCG	0.25%

Midland National Life Insurance Co.	0.45%

Minnesota Life Ins Company	0.35%

Nationwide Financial Services Inc

Depending on corresponding Nationwide contracts and/or variable accounts, for certain portfolios: 0.35% of the assets; for other portfolios: 0% if the assets held in the portfolios are below $50 million; 0.15% if the assets held in the portfolios are between $50 million to $1 billion; and 0.20% if the assets held in the portfolios are over $1 billion

Pruco Life Insurance Co	0.30%

Pruco Life Of New Jersey	0.30%

Prudential Insurance Co. of America	0.20%

Sun Life of Canada (U.S.)	0.35% for all Trust Portfolios except for the US Equity Flex I Portfolio which is paid at a rate of 0.25%

The Manufacturers Insurance Company	0.50%

TIAA-Cref Life Insurance Company	0.25%

Travelers Insurance Co.	0.35%

Travelers Life and Annuity Co	0.50%

United Life & Annuity Ins. Co.	0.25%

C-2

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

CREDIT SUISSE TRUST

U.S. Equity Flex I Portfolio (ticker symbol: WTSGX)
 International Equity Flex III Portfolio (ticker symbol: WPETX)

This combined Statement of Additional Information provides information about Credit Suisse Trust (the “Trust”), relating to the U.S. Equity Flex I Portfolio and International Equity Flex III Portfolio (each, a “Portfolio” and together, the “Portfolios”) that supplements information contained in the Prospectus for each Portfolio (each, a “Prospectus,” and collectively, the “Prospectuses”), dated May 1, 2010.

Each Portfolio’s audited Annual Report dated December 31, 2009, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus, and no investment in shares of the Portfolios should be made solely upon the information contained herein.  Copies of the Trust’s Prospectuses, Annual Reports and information regarding each Portfolio’s current performance may be obtained free of charge by writing or telephoning:

Credit Suisse Trust
P.O. Box 55030
Boston, MA 02205-5030
1-800-222-8977

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Recent Market Events	23
Temporary Defensive Strategies	24
Securities of Other Investment Companies	24
Lending of Portfolio Securities	24
When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments	25
Short Sales	25
Short Sales “Against the Box.”	26
Reverse Repurchase Agreements and Dollar Rolls	27
Warrants	27
Non-Publicly Traded and Illiquid Securities	28
Rule 144A Securities	29
Borrowing	29
Small Capitalization and Emerging Growth Companies; Unseasoned Issuers	30
“Special Situation” Companies	30
General	30
REITs	31
INVESTMENT RESTRICTIONS	31
PORTFOLIO VALUATION	32
PORTFOLIO TRANSACTIONS	34
PORTFOLIO TURNOVER	37
MANAGEMENT OF THE TRUST	38
Officers and Board of Trustees	38
Ownership in Securities of the Trust and Trust Complex	42
Committees and Meetings of Trustees	44
Trustees’ Compensation	46
Proxy Voting Policy	46
Disclosure of Portfolio Holdings	46
Investment Advisers and Co-Administrators	49
Sub-Advisory Agreements for the International Portfolio	51
Portfolio Managers	53
Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts	55
Co-Administration Agreements	55
Custodian and Transfer Agent	56
Distribution and Shareholder Servicing	57
Organization of the Trust	58
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	60
ADDITIONAL INFORMATION CONCERNING TAXES	60
The Portfolios	61
Special Tax Considerations	63
Foreign Investments	65
Passive Foreign Investment Companies	65
Other Taxes	66
Variable Contracts and Plans	66

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	66
FINANCIAL STATEMENTS	66
MISCELLANEOUS	67

APPENDIX A - PROXY VOTING POLICY	A-1
APPENDIX B - DESCRIPTION OF RATINGS	B-1
APPENDIX C - FEE ARRANGEMENTS FOR THE SALE OF SHARES OF THE CREDIT SUISSE TRUST	C-1

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INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the descriptions of each Portfolio’s investment objective and policies in the Prospectuses.  There are no assurances that the Portfolios will achieve their investment objectives.

The investment objective of the U.S. Equity Flex I Portfolio (the “U.S. Portfolio”) is capital growth.  The U.S. Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies.

The investment objective of the International Equity Flex III Portfolio (the “International Portfolio”) is capital appreciation.  The International Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies.

Each Portfolio’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.

These percentage requirements will not be applicable during periods when a Portfolio pursues a temporary defensive strategy, as discussed below.

General Investment Strategies

Unless otherwise indicated, both Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.  The Portfolios do not represent that these techniques are available now or will be available at any time in the future.

Strategic and Other Transactions

Subject to the limitations described above, up to 25% of a Portfolio’s assets may be at risk in connection with the strategies described below.  The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid and in the case of writing options, the value of the underlying obligation.

Hedging Generally.  Each Portfolio may enter into options, futures and currency exchange transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Portfolio’s assets.

In hedging transactions based on an index, whether a Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of a Portfolio’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect a Portfolio’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”) still may not result in a successful hedging transaction.

Each Portfolio will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Portfolios of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio’s performance.

To the extent that a Portfolio engages in the strategies described below, the Portfolio may experience losses greater than if these strategies had not been utilized.  In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Portfolio may be unable to close out a position without incurring substantial losses, if at all.  The Portfolios are also subject to the risk of a default by a counterparty to an off-exchange transaction.

Options on Securities and Securities Indices and Currency Exchange Transactions

Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return.  Each Portfolio may enter

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into futures contracts and options on futures contracts on securities, securities indices, foreign currencies interest rates and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”) for these same purposes, which may involve speculation.  The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities Options.  Each Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter (“OTC”) options.  A Portfolio realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When a Portfolio writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Portfolios may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice.  In these instances, a

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Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options.  For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by a Portfolio will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  Each Portfolio may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, each Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Portfolio may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.  Similarly, in cases where a Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  A Portfolio may engage in a closing purchase transaction to realize a profit,

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to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of a Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction).  So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction.  A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, a Portfolio’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio.  The Portfolios, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Portfolios and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Portfolios will be able to purchase on a particular security.

Securities Index Options.  Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  Some securities index options are based on a broad market index, such as the New York Stock

5

Exchange (the “NYSE”) Composite Index, or a narrower market index such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different.  Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities index options may be offset by entering into closing transactions as described above for securities options.

OTC Options.  Each Portfolio may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by a Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option.  Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolios will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to a Portfolio.  Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair each Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Currency Exchange Transactions.  The value in U.S. dollars of each Portfolio’s assets that are invested in foreign securities may be affected favorably or unfavorably by a

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variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies.  Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.  Each Portfolio may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

Each Portfolio may also enter into forward currency contracts with respect to specific transactions.  For example, when a Portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction.  A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, a Portfolio may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Portfolio.  To the extent a Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions.)

Currency Options.  Each Portfolio may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is

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exercised.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  Each Portfolio’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which a Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options.  If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to a Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

Futures Activities

Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by

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the Commodity Futures Trading Commission (the “CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.  These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.  Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be “bona fide hedging” will not exceed 5% of a Portfolio’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.  Each Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Portfolio’s policies.  Each Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Contracts.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes.  A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by a Portfolio upon entering into a futures contract.  Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if a Portfolio fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  A Portfolio will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s

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existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although each Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses.  In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin.  In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Options on Futures Contracts.  Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

Swaps.  Each Portfolio may enter into swaps relating to interest rates, indexes, currencies and equity interests of issuers.  A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract.  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Index swaps involve the exchange by the Portfolio with another party of the

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respective amounts payable with respect to a notional principal amount related to one or more indexes.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.  An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock.  A Portfolio may enter into these transactions for hedging purposes, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.  The Portfolios may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances under which, for example, the subject security is illiquid, unavailable for direct investment or available only on less attractive terms.  Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make.  If the counterparty to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive.  Where swaps are entered into for good faith hedging purposes, Credit Suisse believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the “1940 Act”), and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions.  Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps.  Each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the “SEC”) with respect to coverage of forward currency contracts; options written by the Portfolios on currencies, securities and securities indexes and swaps; and currency, interest rate and index futures contracts and options on these futures contracts.  These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

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For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price.  The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio.  If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Foreign Investments.  The International Portfolio invests in foreign securities.  As a result, investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  In addition, foreign investments by the Portfolio are subject to the risk that natural disasters (such as an earthquake) will weaken a country’s economy and cause investments in that country to lose money.  Natural disaster risks are, of course, not limited to foreign investments and may apply to the Portfolio’s domestic investments as well.  The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since the International Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, its investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio’s assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by the Portfolio with respect to its foreign investments.  Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or

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imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.  See “Currency Exchange Transactions” and “Futures Activities” above.

Information.  The majority of the foreign securities held by the International Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased illiquidity.

Increased Expenses.  The operating expenses of the International Portfolios can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Privatizations.  The International Portfolio may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S. entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.  The International Portfolios may invest to a significant extent in privatizations.

Foreign Debt Securities (not applicable to the U.S. Portfolio).  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities.  The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy.  Year-to-year

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fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the International Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Sovereign Debt (not applicable to the U.S. Portfolio).  Investments in sovereign debt involve special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the International Portfolio may have limited legal recourse in the event of a default.  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore somewhat limited.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

Investors should also be aware that certain sovereign debt instruments in which the International Portfolio may invest involve great risk.  Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”).  Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.  Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated “D” by S&P or “C” by Moody’s.  The International Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the International Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the International Portfolio’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also

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may make it more difficult for the International Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.

Brady Bonds (not applicable to the U.S. Portfolio).  The International Portfolio may invest in so-called “Brady Bonds,” which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments.  In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.  Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components:  the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Depository Receipts.  The assets of each Portfolio may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts (“GDRs”), are issued outside the United States.  EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.  For purposes of the Portfolios’ investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the

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depository’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Emerging Markets .  The International Portfolio may invest in securities of issuers located in less developed countries considered to be “emerging markets.”  The International Portfolio may invest in securities of issuers located in emerging markets to a significant extent.  Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (Fannie Mae and Freddie Mac bonds).

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency.  It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.  Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Other U.S. government securities in which the Portfolios may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  Each Portfolio may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the

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credit of the instrumentality.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Money Market Obligations.  Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations and, in the case of the International Portfolio, medium-term (five years or less remaining to maturity) money market obligations.  Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

Repurchase Agreements.  Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the 1940 Act.

Money Market Mutual Funds.  A Portfolio may invest up to 5% of its assets in securities of money market mutual funds, including those that are affiliated with the Portfolio or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested.

Debt Securities (not applicable to the U.S. Portfolio).  The International Portfolio may invest up to 20% of its net assets in debt securities (other than money market obligations).

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Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities.  A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix B to this Statement of Additional Information.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security’s rating.  Subsequent to a security’s purchase by the International Portfolio, it may cease to be rated or it may be downgraded.  Neither event will require the sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the security.  Credit Suisse may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality.  Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

A security will be deemed to be investment grade if it is rated within the four highest grades by Moody’s or S&P or, if unrated, is determined to be of comparable quality by Credit Suisse.  Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics.  This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  Investors should be aware that ratings are relative and not absolute standards of quality.

Below Investment Grade Securities.  Within the 20% of net assets limitation on investment in debt securities, the International Portfolio may invest up to 5% of its net assets in below investment grade debt securities.

Below investment grade debt securities may be rated as low as C by Moody’s or D by S&P, or be deemed by Credit Suisse to be of equivalent quality.  Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing.  A security rated D by S&P is in default or is expected to default upon maturity or payment date.  Below investment grade securities (commonly referred to as “junk bonds”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities.  In addition, these securities generally present a higher degree of credit risk.  The risk of loss due to default is significantly greater because these securities

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generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

An economic recession could severely disrupt the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value.

The market value of below investment grade securities is also more volatile than that of investment grade securities.  Factors adversely impacting the market value of these securities will adversely impact the International Portfolio’s net asset value.  The Portfolio will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer.  In this evaluation, in addition to relying on ratings assigned by S&P and Moody’s, Credit Suisse will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  Interest rate trends and specific developments which may affect individual issuers will also be analyzed.  Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced.  Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the securities.  The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.  At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Convertible Securities.  Convertible securities in which the International Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and also fluctuates in relation to the underlying common stock.  Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced.  Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the securities.

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Structured Securities (not applicable to the U.S. Portfolio).  The International Portfolio may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities.  The International Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government-sponsored enterprises (including those issued by GNMA, Fannie Mae, and Freddie Mac) and non-government issued mortgage-backed securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of fees.  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.  Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio’s shares.  Some mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool.  At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio’s yield.  In addition, mortgage-backed securities issued by certain non-government entities and CMOs may be less marketable than other securities.

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The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the service of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association.  Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.  In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein.  Asset-backed securities are considered an industry for industry concentration purposes, and the International Portfolio will, therefore, not purchase any asset-backed securities which would cause 25% or more of its net assets at the time of purchase to be invested in asset-backed securities.

Asset-backed securities present certain risks that are not presented by other securities in which the International Portfolio may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.  The Portfolio may purchase asset-backed securities that are unrated.

Loan Participations and Assignments.  The International Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of the Portfolio’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”).  Participations typically will result in the Portfolio’s having a

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contractual relationship only with the Lender, not with the Borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Credit Suisse to be creditworthy.

When the International Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan.  However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments.  The International Portfolio may have difficulty disposing of them because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio’s ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower.  The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing its portfolio and calculating its net asset value.

Structured Notes, Bonds or Debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the International Portfolio’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Stand-By Commitments  (International Portfolio only).  The International Portfolio may acquire “stand-by commitments” with respect to securities held in its portfolio.

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Under a stand-by commitment, a dealer agrees to purchase at the Portfolio’s option specified securities at a specified price.  The Portfolio’s right to exercise stand-by commitments is unconditional and unqualified.  Stand-by commitments acquired by the Portfolio may also be referred to as “put” options.  A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it.  When investing in stand-by commitments, the International Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse, present minimal credit risks.  In evaluating the creditworthiness of the issuer of a stand-by commitment, Credit Suisse will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims.

The amount payable to the International Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio’s acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The International Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio’s portfolio will not exceed 1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

The International Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation of the underlying securities.  Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value.  Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

Recent Market Events.  U.S. and international markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions.  The fixed income markets have experienced and are continuing to experience liquidity issues, increased price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  These events and the continuing market upheavals may have an adverse effect on the Portfolios.

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Temporary Defensive Strategies.  When Credit Suisse believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

Securities of Other Investment Companies.  Each Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio’s total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio’s total assets.  As a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities.  As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company’s expenses, including management fees, and will remain subject to payment of the Portfolio’s administration fees and other expenses with respect to assets so invested.

Lending of Portfolio Securities.  A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the Portfolio’s total assets (including the loan collateral).  Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved.  From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a “finder.”

By lending its securities, a Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  Income received could be used to pay a Portfolio’s expenses and would increase an investor’s total return.  Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must

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receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio’s ability to recover the loaned securities or dispose of the collateral for the loan.  A Portfolio could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments.  Each Portfolio may utilize up to 20% of its total assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  Each Portfolio engages in when-issued purchases and forward commitments in furtherance of its investment objectives.  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction.  A Portfolio will not enter into a when-issued transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if Credit Suisse deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio’s commitment.  It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Short Sales.  Each Portfolio may sell securities short.  A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities.  To deliver the securities to the buyer, a Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.  A Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the

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price of the securities decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold.  The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

A Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.  In addition, the Portfolio will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.  A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security.  As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Short sales expose each Portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio’s loss on a short sale could theoretically be unlimited in a case where the Portfolio is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential Portfolio losses. The use by the Portfolio of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that the Portfolio’s long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Portfolio. In addition, the Portfolio’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Portfolio. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Portfolio.

Short Sales “Against the Box.”  Each Portfolio may enter into short sales “against the box.”  In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security.  The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  The Portfolio may engage in a short sale if at the time of the short sale a Portfolio owns or has the right to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale “against the box.”  It may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.  If a Portfolio engages in a short sale, the collateral for the short position will be segregated in an account with the Portfolio’s custodian or sub-custodian.  No more than 10% of a Portfolio’s net assets (taken at current value) may be held as collateral for such sales at any one time.

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A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security).  In such case, any future losses in the Portfolio’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns.  There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of cash proceeds of short sales.  See “Additional Information Concerning Taxes” for a discussion of the tax consequences to the Portfolio of effecting short sales against the box.

Reverse Repurchase Agreements and Dollar Rolls.  Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by Credit Suisse) and “dollar rolls.”  Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to such Portfolio’s agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.  At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Each Portfolio also may enter into “dollar rolls,” in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Portfolio would forgo principal and interest paid on such securities.  The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.  Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Warrants.  Each Portfolio may invest up to 10% of net assets in warrants.  Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date

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certain or during a set period.  A Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock.  The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.  This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.  This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.  In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security.  If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities.  Each Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below).  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements,

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commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  A Portfolio’s investment in illiquid securities is subject to the risk that should such Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Portfolio’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Nasdaq Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Borrowing.  Each Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to

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permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Portfolio’s net assets.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  Each Portfolio expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Small Capitalization and Emerging Growth Companies; Unseasoned Issuers.  Each Portfolio may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable.  The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.  Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.  In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

“Special Situation” Companies.  “Special situation” companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in “special situations” offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

General.  The Portfolios may invest in securities of companies of any size, whether traded on or off a national securities exchange.  Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.

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REITs.  Each Portfolio may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the “Code”).  By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

INVESTMENT RESTRICTIONS

Both Portfolios

The investment limitations numbered 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio’s outstanding shares.  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares.  Investment limitations 9 through 14 may be changed by a vote of the Board at any time.  If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio’s assets will not constitute a violation of such restriction.

A Portfolio may not:

1.             Borrow money, except to the extent permitted under the 1940 Act.

2.             Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

3.             Make loans, except through loans of portfolio securities, entry into repurchase agreements, acquisition of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

4.             Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

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5.             Purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

6.             Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis and, with respect to the International Portfolio, enter into stand-by commitments.

7.             Issue any senior security except as permitted in these investment limitations.

8.             Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9.             Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

10.           Invest more than 15% of the Portfolio’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

11.           Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio’s net assets.

12.           Make additional investments (including roll-overs) if the Portfolio’s borrowings exceed 5% of its net assets.

PORTFOLIO VALUATION

The following is a description of the procedures used by each Portfolio in valuing its assets to calculate its net asset value (“NAV”).

Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”).  If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time.  If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest

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asked quotation in the case of a short sale of securities.  Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”).  If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.  When fair value pricing is employed, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments.  The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers.  If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided.  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation.  Options contracts will be valued similarly.  Futures contracts will be valued at the most recent settlement price at the time of valuation.  Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board.  Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchange. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in value of the underlying index.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to a Portfolio).  If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to a Portfolio).  If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to a Portfolio).

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Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board.  In addition, the Board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.  If the value of a security has been materially affected by events occurring after the relevant market closes, but before a Portfolio calculates its net asset value, the Portfolio will price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which a Portfolio’s net asset value is not calculated.  As a result, calculation of a Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying each Portfolio’s investment program to achieve its investment objective.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

Credit Suisse selects specific portfolio investments and effects transactions for each Portfolio.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.

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The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The value of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur.  Further, Credit Suisse will receive only brokerage or research service in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.  For the fiscal year ended December 31, 2009, the U.S. Portfolio and the International Portfolio did not pay brokerage commissions to brokers and dealers who also provided research services, and did not have any brokerage transactions related to research services.

All orders for transactions in securities or options on behalf of a Portfolio are placed by Credit Suisse with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), Credit Suisse Securities (USA) LLC and affiliates of Credit Suisse Group AG.  A Portfolio may utilize CSAMSI, the Portfolios’ distributor and an affiliate of Credit Suisse, or affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as a Portfolio.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Portfolios.  In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for the Portfolios may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally

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involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  A Portfolio will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Portfolio’s interest. The Portfolios did not pay any commissions to affiliated broker-dealers during the fiscal years ended December 31, 2007, 2008 and 2009.

For the past three fiscal years ended December 31, the Portfolios paid brokerage commissions as follows:

PORTFOLIO	YEAR	COMMISSIONS
U.S. Portfolio	2007	$585,780
	2008	$392,867
	2009	$630,969

International Portfolio	2007	$467,383
	2008	$269,127
	2009	$144,413

The decrease in brokerage commissions from 2007 to 2008 for the Portfolios was due to the Portfolios’ use of a basket trading model.  The increase in brokerage commissions from 2008 to 2009 for the U.S. Portfolio was a result of consolidating the Trust Portfolios and transitioning the U.S. Portfolio’s strategy.  Portfolio turnover increased as a result and total brokerage commissions increased.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI or Credit Suisse Securities (USA) LLC, or any affiliated person of the foregoing entities except as permitted by the SEC exemptive order or by applicable law.  In addition, a Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

As of December 31, 2009, the Portfolios held the following securities of their regular brokers or dealers:

PORTFOLIO	NAME OF SECURITIES	AGGREGATE VALUE
U.S. Portfolio	Citigroup, Inc.	$827,500

	The Goldman Sachs Group,	$4,491,144

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	Inc.

	State Street Corp.	$931,756

	State Street Bank and Trust Co. Euro Time Deposit	$7,211,000

International Portfolio	Barclays PLC	$701,118

	Deutsche Bank AG	$46,637

	UBS AG	$162,067

	State Street Bank and Trust Co. Euro Time Deposit	$1,893,000

PORTFOLIO TURNOVER

The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities.  A Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by a Portfolio could result in high portfolio turnover.  For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.  Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

It is not possible to predict the Portfolios’ portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions.  The table below details the portfolio turnover rates of each Portfolio for the following fiscal years ended December 31.

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Portfolio	2008	2009
U.S. Portfolio	204%	643%
International Portfolio	61%	196%

The increase in portfolio turnover rate for each Portfolio was a result of consolidating the Trust Portfolios and transitioning the Portfolio’s strategy.

MANAGEMENT OF THE TRUST

Officers and Board of Trustees

The business and affairs of the Trust are managed by the Board in accordance with the laws of The Commonwealth of Massachusetts.  The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board.  Under the Trust’s Declaration of Trust, the Board may classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.  The Board may similarly classify or reclassify any class of the Trust’s shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

The names (and years of birth) of the Trust’s Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

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Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee During Past Five Years
Independent Trustees

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1941	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	13

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Starcomms PLC. (telecommunications company)

Jeffrey E. Garten(2) Box 208200 New Haven, Connecticut 06520-8200 Year of Birth: 1946	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	11	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) in 2007

(1)	Each Trustee and Officer serves until his or her respective successor has been duly appointed and qualified.

(2)	Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently re-appointed on December 21, 2000.

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Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee During Past Five Years
Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1937	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	11	Director of Carlisle Companies Incorporated (diversified manufacturing company) from 1995 to 2009

Steven N. Rappaport Lehigh Court, LLC 555 Madison Ave. 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Trustees; Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	13

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Prism Medical (medical devices) from 2004 to 2005

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Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since January 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1967	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Officer of other Credit Suisse Funds

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

** The officers of the Trust shown are officers that make policy decisions.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other

(3)	Each Trustee and Officer serves until his or her respective successor has been duly appointed and qualified.

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funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Enrique R. Arzac.    Mr. Arzac has been a Trustee since 2005, and Chairman of the Audit Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 30 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Jeffrey E. Garten.   Mr. Garten has been a Trustee since 1998 (except for part of 2000) of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 36 years of executive, business and academic experience in the areas of international trade and finance and business management.

Peter F. Krogh.   Mr. Krogh has been a Trustee since 2001 of all of the open-end Credit Suisse Funds in the Fund Complex.  Previously, he served as a Trustee of the Winthrop Focus Funds and the DeVegh Funds.  For fourteen years, he served as a Director of a diversified manufacturing company, serving as chairman of the pension and benefits committee.  He has over forty years of management and academic experience in the field of foreign affairs.

Steven N. Rappaport.    Mr. Rappaport has been a Trustee since 1999, Chairman of the Board of Trustees since 2005, and Chairman of the Nominating Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 40 years of business experience in the financial services industry.  Mr. Rappaport also serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Ownership in Securities of the Trust and Trust Complex

As reported to the Trust, the information in the following table reflects the beneficial ownership by the Trustees of certain securities as of December 31, 2009.

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Name of Trustee	Dollar Range of Equity Securities in the Trust*(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*(1)
Independent Trustees
Enrique R. Arzac	A	E
Jeffrey E. Garten	A	B
Peter F. Krogh	A	D
Steven N. Rappaport	A	E

* Key to Dollar Ranges:
	A.	None
	B.	$1 - $10,000
	C.	$10,001 - $50,000
	D.	$50,001 - $100,000
	E.	Over $100,000
(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Portfolios rests with the Board. Each Portfolio has engaged Credit Suisse to manage the Portfolio on a day-to day basis.  The Board is responsible for overseeing Credit Suisse and other service providers in the operations of each Portfolio in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, each of whom is an Independent Trustee. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven N. Rappaport, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its

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purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Each Portfolio is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs.  Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Portfolios, the Board interacts with and reviews reports from, among others, Credit Suisse, the Portfolios’ Chief Compliance Officer, the Portfolios’ independent registered public accounting firm and counsel, as appropriate, regarding risks faced by each Portfolio and applicable risk controls.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Trustees

The Trust’s Board has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”), namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of each Portfolio’s financial statements, the independent registered public accounting firm’s qualifications and independence, each Portfolio’s compliance with legal and regulatory requirements and the performance of each Portfolio’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the each Portfolio’s annual proxy statement, if any; (c) oversees the scope of the annual audit of each Portfolio’s financial statements, the quality and objectivity of each Portfolio’s financial statements, each Portfolio’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of each Portfolio’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to each Portfolio and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between each Portfolio’s independent registered public accounting firm and the full Board.  The Audit Committee met four times during the fiscal year ended December 31, 2009.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the

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Trust’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings.  The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee met four times during the fiscal year ended December 31, 2009.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Trust’s shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Trust’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act.  If the Trust is holding a shareholder meeting, any such submission, in order to be included in the Trust’s proxy statement, should be made no later than the 120th calendar day before the date the Trust’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Trust has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Trust begins to print and mail its proxy statement.

No employee of Credit Suisse, State Street Bank and Trust Company (“State Street”) and CSAMSI, the Trust’s co-administrators, or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust.

Effective June 30, 2009, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual retainer of $60,000 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  For any additional meetings the Board members are paid a meeting fee of $300 per Portfolio.  The Independent Chairman receives an annual fee of $25,000 and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee of the Trust.  Prior to June 30, 2009 each Trustee received an annual fee of $1,500 per Portfolio and $200 for each meeting of the Board attended by him for his services as Trustee of the Trust, and was reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee received an annual fee of $200 per meeting per Portfolio for serving on the Trust’s Audit Committee, the Independent Chairman received an annual fee of $25,000, and the chairman of the Audit Committee received an additional $7,500.

Mr. Rappaport has informed the Portfolios that his former employer, Loanet, Inc. (“Loanet”), had performed loan processing services for various Credit Suisse Group entities (not

45

including Credit Suisse).  He indicated that Loanet billed Credit Suisse Group entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively.  Prior to May 31, 2001 Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet.  Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001.  On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. (“SunGard”).  Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001.  Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

Trustees’ Compensation

(for the fiscal year ended December 31, 2009)

	Independent Trustees
	Enrique R. Arzac	Jeffrey E. Garten	Peter F. Krogh	Steven N. Rappaport
U.S. Portfolio	$4,152	$3,737	$3,737	$5,120
International Portfolio	$4,152	$3,737	$3,737	$5,120
Total Compensation from all Investment Companies in Credit Suisse Fund Complex	$115,960	$59,675	$59,675	$121,554
Total Number of Funds for Which Trustee Serves within Fund Complex	13	11	11	13

As of April 5, 2010, no Trustees or officers of the Trust owned more than 1% of the outstanding shares of the Portfolios.

Proxy Voting Policy

The Trust has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy.  The Proxy Voting Policy and Procedures appear as Appendix A to this Statement of Additional Information.  The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  The Trust’s Form N-PX is available (1) without charge and upon request by calling the Trust toll-free at 800-927-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

Each Portfolio’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is each Portfolio’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Portfolio’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  Each Portfolio’s policies

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apply to all of the Portfolio’s service providers that, in the ordinary course of their activities, come into possession of information about the Portfolio’s portfolio holdings.

Each Portfolio’s policies and procedures provide that information regarding the Portfolio’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Portfolio’s policies and procedures when the disclosure of such information is considered by the Portfolio’s officers to be consistent with the interests of Portfolio shareholders.  In the event of a conflict of interest between a Portfolio, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Portfolio’s officers will seek to resolve any conflict of interest in favor of the Portfolio’s interests.  In the event that a Portfolio officer is unable to resolve such conflict, the matter will be referred to the Portfolio’s Audit Committee for resolution.

Each Portfolio’s policies further provide that in some instances, it may be appropriate for the Portfolio to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Portfolio’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

Neither a Portfolio, the Adviser, officers of the Portfolio nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, each Portfolio reserves the right to charge a nominal processing fee, payable to the Portfolio, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Portfolio’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as each Portfolio’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of a Portfolio, Credit Suisse and CSAMSI.  Each Portfolio’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

Each Portfolio provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.   The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

Each Portfolio and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Portfolio that require access to this information to perform their duties to the Portfolio.  Set forth below is a list, as of April 1, 2010, of those parties with which Credit Suisse, on behalf of each Portfolio, has authorized ongoing arrangements that

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include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination
State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None
Interactive Data Corp. (pricing service)	Daily	None
Boston Financial Data Services, Inc. (“BFDS”) (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of each Portfolio’s ongoing operations to: the Portfolio’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Portfolio; Drinker Biddle & Reath LLP, counsel to the Portfolio’s Independent Trustees; broker-dealers in connection with the purchase or sale of portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which a Portfolio provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Portfolio, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, each Portfolio may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Portfolio and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Portfolio has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and

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the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination
Lipper	Monthly	5th business day of following month
S&P	Monthly	2nd business day of following month
Thomson Financial/Vestek	Quarterly	5th business day of following month

Each Portfolio may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Portfolio.

The ability of each Portfolio, the Adviser and CSAMSI, as the co-administrator of each Portfolio, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that each Portfolio’s policies on disclosure of Portfolio-Related Information will protect the Portfolio from the potential misuse of that information by individuals or firms in possession of that information.

Investment Advisers and Co-Administrators

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world’s leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Advisory Agreement between each Portfolio and Credit Suisse has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Portfolio’s Board by a majority of the Portfolio’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing each Portfolio in accordance with the Portfolio’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement,

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Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

Each Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Portfolio and of the officers or Board of the Portfolio; and any extraordinary expenses.

General expenses of the Portfolios not readily identifiable as belonging to a particular Portfolio are allocated among all Credit Suisse Funds by or under the direction of the Trust’s Board of Trustees in such manner as the Board determines to be fair and accurate.

Each Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Portfolio or to shareholders of the Portfolio to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

Each Portfolio or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided by Credit Suisse, each Portfolio pays Credit Suisse a fee calculated at an annual rate equal to a percentage of its average daily net assets, as follows:

Portfolio	Rate of Advisory Fee
U.S. Portfolio	0.70%
International Portfolio	1.00%

Prior to July 27, 2009, the International Portfolio paid a management fee that consisted of two components: (1) a monthly base management fee calculated by applying a fixed rate of 1.20% (“Base Fee”) plus or minus (2) a performance fee adjustment calculated by applying a variable rate of up to 0.20% (positive or negative) to average daily net assets during

50

the applicable performance measurement period.  The actual rate of the performance fee adjustment was based on the portfolio’s performance relative to its previous benchmark index, the MSCI Emerging Markets Free Index, as follows:

Annualized Return (Net of Expenses) Relative to MSCI Index	>2.00%	2.00% to 1.00%	1.00% to 0.00%	0.00% to -1.00%	-1.00% to -2.00%	>-2.00%
Performance Adjustment	+0.20%	+0.10%	None	None	-0.10%	-0.20%

The performance fee adjustment was in effect from October 1, 2007 to July 27, 2009.

Effective May 1, 2009, Credit Suisse contractually agreed to waive a portion of its fee for the International Portfolio, so that the Portfolio’s annual management fee would equal 1.00% of its average daily net assets, without performance adjustments. The fee waiver arrangement was terminated on July 27, 2009, upon the adoption of the amended and restated Advisory Agreement for the Portfolio, pursuant to which the Portfolio’s fee is calculated at an annual rate of 1.00% of the Portfolio’s average daily net assets, without performance adjustments.

Advisory Fees paid to Credit Suisse for fiscal year ended December 31

(portion of fees waived, if any, are noted in the next column to the amount earned)

	2007			2008			2009
Portfolio	Fees Paid (Before Waiver)	Amount Waived		Fees Paid (Before Waiver)	Amount Waived		Fees Paid (Before Waiver)	Amount Waived
U.S. Portfolio	$2,557,759	$0		$1,521,315	$0		$932,361	$0
International Portfolio	$2,283,972	$(393,539	)*	$1,395,384	$(651,664	)**	$695,959	$(422,972	)***

* Amount waived also includes a performance fee adjustment of $99,384.
** Amount waived also includes a performance fee adjustment of $362,017.

*** Amount waived also includes a performance fee adjustment of $168,940.

Sub-Advisory Agreements for the International Portfolio

Prior to May 1, 2009, the International Portfolio was a party to a Sub-Investment Advisory Agreement with Credit Suisse and Credit Suisse’s London affiliate, Credit Suisse Asset Management Limited (London) (“Credit Suisse U.K.”).  Prior to October 1, 2008, the International Portfolio was a party to a Sub-Investment Advisory Agreement with Credit Suisse and Credit Suisse’s Australian affiliate, Credit Suisse Australia.  Each of Credit Suisse U.K. and Credit Suisse Australia may be referred to herein as a “Sub-Adviser.”

Subject to the supervision of Credit Suisse, each of Credit Suisse U.K. and Credit Suisse Australia, in the exercise of its best judgment, provided investment advisory assistance

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and portfolio management advice to the Portfolio in accordance with the investment objectives of the Portfolio, the Portfolio’s Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as from time to time was approved by the Board.  Each Sub-Adviser bore its own expenses incurred in performing services under its Sub-Advisory Agreement.

Credit Suisse U.K. served as a sub-adviser to the International Portfolio from July 14, 2000 until April 30, 2009.  Credit Suisse U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The principal executive office of Credit Suisse U.K. is One Cabot Square, London, U.K. E14 4QJ.

Credit Suisse Australia served as a sub-adviser to the International Portfolio from October 9, 2002 to September 30, 2008.  Credit Suisse Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989.  Credit Suisse Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act.  The registered office of Credit Suisse Australia is Level 31 Gateway, 1 Macquarie Place, Sydney NSW 2000, Australia.

Under the Sub-Advisory Agreement with Credit Suisse U.K., Credit Suisse (not the Portfolio) paid Credit Suisse U.K. a fee equal to 50% of the fee that Credit Suisse was paid by the Portfolio as investment adviser, after any fee waivers and/or expense reimbursements by Credit Suisse, voluntary or contractual, but before payments to any Sub-Adviser (the “Sub-Advisory Fee”), one quarter of which was payable in U.S. dollars in arrears on the last business day of each calendar quarter.  If the Sub-Advisory Fee was decreased for any reason and at any time, the Sub-Adviser was paid 50% of such decreased fee.  Prior to August 15, 2007, Credit Suisse U.K. received an annual fee of $250,000 for services rendered with respect to the Portfolio and all other Credit Suisse Funds for which Credit Suisse U.K. had been appointed to act as such.  The portion of the fee allocated with respect to the Portfolio was equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Portfolio during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Portfolio and certain other Credit Suisse Funds for which Credit Suisse U.K. had been appointed to act as sub-adviser during such calendar quarter or portion thereof.  For the fiscal years ended December 31, 2007 and 2008 and the period from January 1, 2009 to April 30, 2009, the portion of the fees allocable to the Portfolio for Credit Suisse U.K. were as follows:

Credit Suisse U.K.

Portfolio	2007	2008	2009
International Portfolio	$360,470	$524,099	$64,949

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Under the Sub-Advisory Agreement with Credit Suisse Australia, Credit Suisse (not the Portfolio) paid Credit Suisse Australia the Sub-Advisory Fee, one quarter of which was payable in U.S. dollars in arrears on the last business day of each calendar quarter.  If the Sub-Advisory Fee was decreased for any reason and at any time, the Sub-Adviser was paid 50% of such decreased fee.  For the fiscal year ended December 31, 2007 and for the period from January 1, 2008 to September 30, 2008, the portion of the fees allocable to the Portfolio for Credit Suisse Australia were as follows:

Credit Suisse Australia

Portfolio	2007	2008
International Portfolio	$98,252	$78,560

Portfolio Managers

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the Portfolios’ portfolio managers includes both a fixed base salary component and bonus component.  The discretionary bonuses for the portfolio managers is not tied by formula to the performance of any fund or account.  The factors taken into account in determining the portfolio managers’ bonuses include the Fund’s performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, the portfolio managers may participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolios’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolios and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolios and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolios.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

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If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

The Portfolios’ portfolio managers also manage client accounts that sell securities short. As such, Credit Suisse may purchase or sell a security in one or more of its long-only accounts under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its accounts under management that hold securities short, and certain Credit Suisse client accounts may contain securities sold short that are simultaneously held as long positions in certain of the long-only accounts advised by Credit Suisse. Credit Suisse has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

The Portfolios’ portfolio managers manage certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio managers in that the portfolio managers may have an incentive to allocate the investment opportunities that they believe might be the most profitable to such other accounts instead of allocating them to a Portfolio. Credit Suisse has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.  Although Credit Suisse believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Credit Suisse and its clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Credit Suisse has not identified in the summary above.

Portfolio Managers’ Ownership of Securities

As reported to the Portfolios, the information in the following table reflects each portfolio manager’s beneficial ownership of shares of each Portfolio as of December 31, 2009.

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Name	U.S. Portfolio Shares Beneficially Owned*	International Portfolio Shares Beneficially Owned*
Jordan Low	B	A
Constantin Fillitti	A	A
Timothy Schwider	A	A

Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts

As reported to the Portfolios, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers and the total assets managed within each category as of December 31, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (000s)	Number of Accounts	Total Assets (000s)	Number of Accounts	Total Assets (000s)
Jordan Low	7	$737.4	12	$1,629.1	6	$952.7
Constantin Filitti	7	$737.4	12	$1,629.1	6	$952.7
Timothy Schwider	7	$737.4	12	$1,629.1	6	$952.7

The advisory fee for one of these accounts, which has a total of $98.92 million as of December 31, 2009, is based on the performance of the account.

Co-Administration Agreements

CSAMSI and State Street Bank and Trust Company (“State Street”) serve as co-administrators to each Portfolio pursuant to separate written agreements with the Portfolio (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

For the services provided by State Street under the State Street Co-Administration Agreement, each Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the “Fund Complex”), 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion,

*	Key to Dollar Ranges:
	A.	None
	B.	$1 - $10,000
	C.	$10,001 - $50,000
	D.	$50,001 - $100,000
	E.	Over $100,000

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subject to an annual minimum fee, exclusive of out-of-pocket expenses.  For the fiscal year ended December 31, 2009, the U.S. Portfolio and the International Portfolio paid State Street fees under the State Street Co-Administration Agreement of $189,882 and $84,891, respectively.

For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Portfolio pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.09% of the Portfolio’s average daily net assets.

Co-Administration Fees paid to CSAMSI for fiscal years ended December 31

Portfolio	2007	2008	2009
U.S. Portfolio	$328,855	$195,598	$119,875
International Portfolio	$171,298	$104,654	$57,127

Code of Ethics

The Trust, Credit Suisse and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Portfolios.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolios; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street acts as the custodian for each Portfolio and also acts as the custodian for the Portfolios’ foreign securities pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Portfolio, (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio’s portfolio securities held by it and (e) makes periodic reports to the Trust’s Board concerning each Portfolio’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios.  For this service to the Portfolios under the Custodian Agreements, State Street receives a fee which is calculated based upon each Portfolio’s average daily gross assets, exclusive of transaction charges and out-of-pocket

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expenses, which are also charged to the Portfolios.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

BFDS, an affiliate of State Street, serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, subaccounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Trust.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts 02021-2809.

Distribution and Shareholder Servicing

Distributor.  CSAMSI serves as distributor of each Portfolio’s shares.  CSAMSI offers the Portfolio’s shares on a continuous basis.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.  CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares.  CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives.  CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of April 1, 2010.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to a fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

Shareholder Servicing.  The Trust has authorized certain insurance companies (“Service Organizations”) or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the relevant Portfolio’s pricing on the following business day.  If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.  The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order.  Such orders received by the Trust in proper form will be priced at the relevant Portfolio’s net asset value next computed after they are accepted by the Service Organization or its authorized designee.  Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if a Portfolio’s shares are purchased directly from the Trust.

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For administration, sub-accounting, transfer agency and/or other services, Credit Suisse or its affiliates pay Service Organizations a standard fee of .20% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolios (the “Service Fee”).  Appendix C lists certain Service Organizations with whom Credit Suisse or its affiliates have special fee arrangements as of April 1, 2010.  Credit Suisse and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Service Organizations may also be paid additional amounts related to marketing costs.  Service Fees may be paid on a one-time or ongoing basis.  The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Organization of the Trust

The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust.  The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share.  Shares of three series have been authorized, two of which constitute the interests in the Portfolios.  The Commodity Return Strategy Portfolio of the Trust is described in a separate Prospectus and Statement of Additional Information.  The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

Prior to May 1, 2001, the Trust was named the Warburg Pincus Trust.  Prior to December 12, 2001, it was named the Credit Suisse Warburg Pincus Trust.

Prior to May 1, 2009, the U.S. Portfolio was named the Small Cap Core I Portfolio.  Prior to December 1, 2006, it was named the Small Cap Growth Portfolio.  Prior to December 12, 2001, it was named the Small Company Growth Portfolio.

Prior to May 1, 2009, the International Portfolio was named the Emerging Markets Portfolio.

When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held.  Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders.  Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares.

Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass

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through voting rights to Plan participants, depending on the terms of the Plan’s governing documents.  For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee.  The Declaration of Trust provides for indemnification from a Portfolio’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that Credit Suisse believes is remote and immaterial.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio.  The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees.  Shares are transferable but have no preemptive, conversion or subscription rights.

The Trust’s charter authorizes each Portfolio to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Portfolio. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of beneficial interest, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of beneficial interest with those belonging to, or attributable to another class (or classes) of beneficial interest, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of beneficial interest to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate a Portfolio or the assets belonging to, or attributable to the particular classes or classes of beneficial interest (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind. Each Portfolio would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trust’s charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Portfolio or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest. Any exercise of the Trustees’ authority

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is subject to applicable requirements of the 1940 Act and Massachusetts law. A Portfolio generally will provide prior notice of any such transaction except in extraordinary circumstances.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants.  The offering price of each Portfolio’s shares is equal to its per share net asset value.

Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

As stated in the Prospectuses, each Portfolio works with insurance companies and plans that offer Portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in Portfolio shares will not occur.  As a result, some contract holders or plan participants may be able to engage in market timing while other contract holders or plan participants are harmed by such activity.

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax generally affecting the Portfolios and their shareholders.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in a Portfolio.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and

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administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Portfolios

Each Portfolio intends to continue to qualify as a regulated investment company under the Code each taxable year.  To so qualify, a Portfolio must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the outstanding voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Portfolio will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of the sum of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)) plus or minus certain other adjustments and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements (the “Distribution Requirement”).  A Portfolio will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary

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income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income.  In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income.  If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.  Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code.  All income and gain inside such Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through private insurance company separate accounts meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts that are offered in connection with such separate accounts.  If a Separate Account should fail to comply with the diversification requirements, contracts invested in a Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter, even if the Separate Account were to become adequately diversified.  Accordingly, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of insurance company separate accounts.  To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be

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required to diversify its investments so that on the last day of each calendar quarter or within 30 days of such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  Generally, all securities of the same issuer are treated as a single investment.  For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers.  In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h).  An alternative asset diversification test may be satisfied under certain circumstances.  Under certain circumstances, failure to satisfy the diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax which the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the Portfolio did not satisfy the diversification requirements.  Failure to satisfy the diversification requirements may also result in adverse consequences for the insurance company issuing the contracts.

As noted above, each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirements plans; if a Portfolio were to sell its shares to other categories of shareholders, the Separate Accounts may fail to comply with the investor control requirements, the contract owner would be treated as the owner of the Portfolio Shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Portfolios.

A Portfolio’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require each Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency,

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forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

A Portfolio’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules.  All section 1256 contracts held by a Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by a Portfolio from positions in section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Portfolio.

Investments by a Portfolio in zero coupon securities may create special tax consequences.  While zero coupon securities do not make interest payments, a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity.  Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

Short Sales.  In general, gain or loss on a short sale is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Portfolio’s hands.  Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year.  In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Swaps.  As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments.  A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year).  With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to

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market annually for tax purposes as ordinary income or loss.  The tax treatment of many types of credit default swaps is uncertain.

Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.  A portfolio will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns.  Foreign taxes paid by a Portfolio will reduce the return from the Portfolio’s investments.

Passive Foreign Investment Companies.  If a Portfolio acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Portfolio may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Portfolio.  Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such deferred taxes.  If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year.  In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS.  By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  A Portfolio may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.  In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated.  Similarly, gains or losses on foreign currency forward

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contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Portfolio were to elect otherwise.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state and local taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Variable Contracts and Plans

Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.  For information regarding the tax treatment of distribution from the Variable Contracts and Plans, please see the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Portfolios and their shareholders.  Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PwC, with principal offices at 125 High Street, Boston, Massachusetts 02110, serves as independent registered public accounting firm for the Trust.  The financial statements for the Trust that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent registered public accounting firm given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Trust and provides legal services from time to time for Credit Suisse and CSAMSI.

FINANCIAL STATEMENTS

The Trust will furnish without charge a copy of each Portfolio’s Annual Report upon request by calling the Trust at 1-800-222-8977.

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MISCELLANEOUS

As of April 5, 2010, the following persons owned of record 5% or more of the each Portfolio’s outstanding shares:

		PERCENT
		OWNED AS OF
PORTFOLIO*	NAME AND ADDRESS	APRIL 5, 2010
U.S. Portfolio	IDS Life Insurance Company	44.53%
	222 AXP Financial Center
	Minneapolis, MN 55474-00001

	Nationwide Life Insurance Company	21.69%
	NWVAII
	C/O IPO Portfolio Accounting
	PO Box 18209
	Columbus, OH 43218-2029

	Fidelity Investments Life Insurance Company	8.30%
	82 Devonshire St # R25B
	Boston, MA 02109-3605

	Nat’l Financial Services Corp	6.46%
	FBO Customers
	Church St Station
	PO Box 3908
	New York, NY 10281

International Portfolio	Kemper Investors Life Insurance Company	32.93%
	Variable Annuity Separate Account
	Attn Craig Lambertson
	2500 Westfield Dr
	Elgin, IL 60124-7836

	Fidelity Investments Life Insurance Company	15.93%
	82 Devonshire St # R25B
	Boston, MA 02109-3605

	Nat’l Financial Services Corp	13.65%
	FBO Customers
	Church St Station
	PO Box 3908
	New York, NY 10281

	Allmerica Financial Life Ins & Annuity Company	12.03%
	1 SW Security Benefit Pl
	Topeka, KS 66636-1000

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		PERCENT
		OWNED AS OF
PORTFOLIO*	NAME AND ADDRESS	APRIL 5, 2010
	Pruco Life Flexible Premium Variable Annuity Account	7.37%
	C/O Walter Smith Vice President
	213 Washington St Fl 7
	Newark, NJ 07102-2917

*                    Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

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APPENDIX A

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 12, 2009

APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard and Poor’s. a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest..

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

B-1

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B, and CCC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

B-2

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds and Municipal Obligations:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

B-3

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B.”  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

B-4

Appendix C

Fee Arrangements for the Sale of Shares of the Credit Suisse Trust

Name of Service Organization	Fee Arrangement (as a percentage of the portfolio’s average net assets)
AIG Life Bermuda Ltd.	0.25%
AIG Life Insurance Co	0.25%
Allmerica Financial Life Ins.	0.25%
Riversource Life Insurance Co. of New York	.045% for the US Equity Flex I Portfolio; 0.25% for the Commodity Return Strategy Portfolio plus a distribution fee (a Rule 12b-1 fee) of 0.25% for the Commodity Return Strategy Portfolio
American General Life Ins. Co.	0.25%
American Life Insurance Co. of NY	0.25%
Empire Fidelity Inv. Corp.	0.35%
Fed Kemper Life Assurance Co.	0.25% .50% of assets paid solely to Scudder ZS4/Zurich Archway contract
Fidelity Invest. Life Ins. Co.	0.35%
First Allmerica Fin. Life Ins.	0.25%
Horace Mann Life Ins. Co.	0.30%
Riversource Life Insurance Company	.045% for the US Equity Flex I Portfolio; 0.25% for the Commodity Return Strategy Portfolio plus a distribution fee (a Rule 12b-1 fee) of 0.25% for the Commodity Return Strategy Portfolio
Jefferson National Life Insurance	0.25%
Kemper Investors Life Ins. Co.	0.25%; 0.50% of the average combined daily net assets of all the shares held in the account attributable solely to certain contract
Metropolitan Life Ins Co - DCG	0.25%

C-1

Midland National Life Insurance Co.	0.45%
Minnesota Life Ins Company	0.35%
Nationwide Financial Services Inc

Depending on corresponding Nationwide contracts and/or variable accounts, for certain portfolios: 0.35% of the assets; for other portfolios: 0% if the assets held in the portfolios are below $50 million; 0.15% if the assets held in the portfolios are between $50 million to $1 billion; and 0.20% if the assets held in the portfolios are over $1 billion

Pruco Life Insurance Co	0.30%
Pruco Life Of New Jersey	0.30%
Prudential Insurance Co. of America	0.20%
Sun Life of Canada (U.S.)	0.35% for all Trust Portfolios except for the US Equity Flex I Portfolio which is paid at a rate of 0.25%
The Manufacturers Insurance Company	0.50%
TIAA-Cref Life Insurance Company	0.25%
Travelers Insurance Co.	0.35%
Travelers Life and Annuity Co	0.50%
United Life & Annuity Ins. Co.	0.25%

C-2

PART C
OTHER INFORMATION

Item 28.	Exhibits

Exhibit No.	Description of Exhibit

a(1)	Declaration of Trust dated March 15, 1995.(1)

(2)	Amendment to Declaration of Trust dated March 31, 1995.(2)

(3)	Amendment to Declaration of Trust dated March 8, 2000.(3)

(4)	Amendment to Declaration of Trust dated March 8, 2000.(3)

(5)	Amendment to Declaration of Trust dated April 3, 2001.(4)

(6)	Designation of Series relating to addition of the Global Post-Venture Capital Portfolio and the Emerging Markets Portfolio dated April 16, 1996.(5)

(7)	Designation of Series relating to addition of Large Cap Value Portfolio dated July 31, 1997.(6)

(8)	Designation of Series relating to addition of Emerging Growth Portfolio dated November 24, 1998.(7)

(9)	Designation of Series relating to addition of the Blue Chip Portfolio and the Small Cap Value Portfolio dated June 25, 2001.(8)

(1)           Incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed on March 17, 1995.

(2)           Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed on June 14, 1995.

(3)           Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, filed on April 26, 2000.

(4)           Incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, filed on April 25, 2001.

(5)           Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed on April 18, 1996.

(6)           Incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, filed on August 11, 1997.

(7)           Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on April 16, 1999.

(10)	Certificate of Amendment dated November 7, 2001.(9)

(11)	Certificate and Instrument of Amendment to the Agreement and Declaration of Trust dated June 17, 2002.(10)

(12)	Certificate of Amendment dated June 18, 2003.(11)

(13)	Certificate of Termination dated March 11, 2004.(11)

(14)	Certificate of Amendment dated May 3, 2004. (12)

(15)	Certificate of Amendment dated February 3, 2005. (13)

(16)	Certificate of Amendment dated February 17, 2005. (13)

(17)	Certificate of Termination of High Yield Portfolio and Strategic Small Cap Portfolio dated March 1, 2005. (14)

(18)	Designation of Series relating to addition of Commodity Return Strategy Portfolio dated August 22, 2005. (15)

(19)	Certificate of Amendment dated November 17, 2006. (16)

(8)           Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on June 29, 2001.

(9)           Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on April 5, 2002.

(10)         Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, filed on March 31, 2003.

(11)         Incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A, filed on March 31, 2004.

(12)         Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A, filed on April 25, 2006.

(13)         Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A, filed on February 25, 2005.

(14)         Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on April 29, 2005.

(15)         Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A, filed on August 24, 2005.

(16)         Incorporated by reference to Registrant’s Registration Statement on Form N-14 (Securities Act File No. 333-140901), filed on February 27, 2007.

(20)	Certificate of Termination of Small Cap Core II Portfolio of Credit Suisse Trust dated May 16, 2007.(17)

(21)	Certificate of Amendment dated February 26, 2009.(18)

(22)	Certificate of Termination of U.S. Equity Flex II Portfolio, U.S. Equity Flex III Portfolio and U.S. Equity Flex IV Portfolio dated October 6, 2009.(19)

(23)	Certificate of Termination of International Equity Flex I Portfolio and International Equity Flex II Portfolio dated December 14, 2009. (19)

b(1)	By-Laws as adopted March 15, 1995.(1)

(2)	Amendment to By-Laws dated February 6, 1998. (20)

(3)	Amended By-Laws dated February 5, 2001. (21)

(4)	Amendment to By-Laws dated April 3, 2001.(4)

(5)	Amendment to By-Laws dated December 12, 2001.(9)

(6)	Amended and Restated By-Laws as amended February 12, 2002.(10)

c	Form of Share Certificate. (2)

d(l)	Investment Advisory Agreement dated July 24, 2009 for the International Equity Flex III Portfolio. (19)

(2)

Amended and Restated Investment Advisory Agreement dated July 6, 1999, as amended and restated May 3, 2004 and December 1, 2006 for the U.S. Equity Flex I Portfolio formerly known as Small Cap Core I Portfolio. (16)

(3)	Investment Advisory Agreement for the Commodity Return Strategy Portfolio dated February 28, 2006. (12)

(17)         Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, filed on April 16, 2008.

(18)         Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed on April 28, 2009.

(19)         Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, filed on February 24, 2010.

(20)         Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Credit Suisse Capital Appreciation Fund, filed on February 23, 1998 (Securities Act File No. 33-12344).

(21)         Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Credit Suisse Fixed Income Fund, filed on February 27, 2001 (Securities Act File No. 33-12343).

(4)	Fee Waiver Agreement for the International Equity Flex III Portfolio dated May 1, 2009. (18)

e	Amended and Restated Distribution Agreement with Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) dated August 1, 2000, as amended and restated May 3, 2004 and November 15, 2006. (22)

f	Not applicable.

g(l)	Custodian Agreement with State Street Bank and Trust Company (“State Street”), dated October 20, 2000. (23)

(2)	Amendment to Custodian Agreement with State Street dated April 26, 2001.(8)

(3)	Amendment to Custodian Agreement with State Street dated May 16, 2001.(8)

(4)	Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001.(8)

(5)	Amendment to Custodian Agreement with State Street dated November 16, 2005. (12)

(6)	Custody Fee Schedule dated February 2007. (24)

h(1)	Co-Administration Agreement with CSAMSI dated November 1, 1999, as amended and restated November 16, 2005 and November 15, 2006. (16)

(2)	Co-Administration Agreement with State Street dated March 18, 2002. (25)

(3)	Amendment No. 1 Co-Administration Agreement with State Street dated January 1, 2007. (16)

(4)	Form of Participation Agreement 2009. (18)

(5)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”), dated October 1, 2007. (26)

(22)         Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Credit Suisse Cash Reserve Fund, Inc. filed on April 26, 2007 (Securities Act File No. 2-94840).

(23)         Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A, filed on November 22, 2000.

(24)         Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, filed on April 26, 2007.

(25)         Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc. filed on May 3, 2002 (Securities Act File No. 333-64554).

(6)	Combined U.S. Accounting, Administration Fee Schedule Revised June 1, 2009.(27)

(7)	Securities Lending Authorization Agreement with State Street Bank and Trust Company dated March 17, 2004. (18)

(8)	First Amendment to Securities Lending Authorization Agreement dated December 17, 2004. (18)

(9)	Second Amendment to Securities Lending Authorization Agreement dated May 17, 2006. (18)

(10)	Third Amendment to Securities Lending Authorization Agreement dated September 15, 2006. (18)

(11)	Fourth Amendment to the Securities Lending Authorization Agreement dated July 16, 2007. (18)

(12)	Fifth Amendment to Securities Lending Authorization Agreement dated August 27, 2007. (18)

(13)	Sixth Amendment to Securities Lending Authorization Agreement dated December 1, 2007. (18)

(14)	Seventh Amendment to the Securities Lending Authorization Agreement dated April 17, 2009. (18)

(15)	Securities Lending and Services Agreement with State Street Bank and Trust Company dated April 17, 2009. (18)

i(l)	Opinion and Consent of Willkie Farr & Gallagher LLP, counsel to the Trust. (28)

(2)	Opinion and Consent of Sullivan & Worcester LLP, Massachusetts counsel to the Trust. (28)

j(1)	Consent of Independent Registered Public Accounting Firm filed herewith.

(2)	Powers of Attorney.(29)

(26)         Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse Commodity Return Strategy Fund filed on December 21, 2007 (Securities Act File No. 333-116212).

(27)         Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Credit Suisse Capital Funds filed on December 23, 2009 (Securities Act File No. 33-03706).

(28)         Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, filed on January 11, 2006.

k	Not applicable.

l(1)	Purchase Agreement pertaining to the International Focus and the Small Cap Growth Portfolio dated June 9, 1995.(10)

(2)	Purchase Agreement pertaining to the Global Post-Venture Capital and the Emerging Markets Portfolio dated April 16, 1996.(10)

(3)	Purchase Agreement pertaining to the Large Cap Value Portfolio dated March 30, 1997.(10)

(4)	Purchase Agreement pertaining to the Emerging Growth Portfolio dated May 20, 1999.(10)

(6)	Purchase Agreement pertaining to the Blue Chip Portfolio and the Small Cap Value Portfolio dated July 30, 2001.(10)

(7)	Purchase Agreement pertaining to the Commodity Return Strategy Portfolio dated January 31, 2006. (12)

m	Plan of Distribution pursuant to Rule 12b-1 pertaining to the Commodity Return Strategy Portfolio dated August 17, 2005. (12)

n	Not Applicable.

o	Not applicable.

p(1)	Global Personal Trading Policy for Registrant, Credit Suisse Asset Management, LLC and CSAMSI dated July 9, 2007 filed herewith.

(2)	Code of Ethics dated May 3, 2010 filed herewith.

Item 29.                  Persons Controlled by or Under Common Control with Registrant

From time to time, Credit Suisse Asset Management, LLC (“Credit Suisse”), may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund’s shares on behalf of discretionary advisory clients. The Trust through the Commodity Return Strategy Portfolio, a portfolio of the Trust, wholly owns and controls the Credit Suisse Cayman Commodity Fund II Ltd. (“Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements are included, on a consolidated basis, in the Commodity Return Strategy Portfolio’s annual and semi-annual reports to shareholders.

(29)         Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed on March 2, 2009.

Item 30.                  Indemnification

Registrant, and officers and directors of Credit Suisse and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Trust’s Registration Statement filed on March 17, 1995 (Securities Act File No. 33-58125).

Item 31.                  Business and Other Connections of Investment Adviser

Credit Suisse acts as investment adviser to each Portfolio of the Registrant. Credit Suisse renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 31 of officers and directors of Credit Suisse, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by Credit Suisse (SEC File No. 801-37170).

Item 32.                  Principal Underwriter

(a) CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Large Cap Growth Fund; Credit Suisse Capital Funds; Credit Suisse Commodity Return Strategy Fund; Credit Suisse Global High Yield Fund; Credit Suisse Mid-Cap Core Fund; Credit Suisse Opportunity Funds and Credit Suisse Large Cap Blend Fund.

(b) For information relating to each director, officer or partner of CSAMSI, reference is made to Form BD (SEC File No. 8-32482) filed by CSAMSI under the Securities Exchange Act of 1934.

(c) None.

Item 33.                  Location of Accounts and Records

(1)	Credit Suisse Trust
Eleven Madison Avenue
New York, New York 10010
(Trust’s Declaration of Trust, by-laws and minute books)

(2)	Credit Suisse Asset Management Securities, Inc.
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as co-administrator and distributor)

(3)	Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as investment adviser)

(4)	State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
(records relating to its functions as co-administrator and custodian)

(5)	Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809
(records relating to its functions as shareholder servicing agent, transfer agent and dividend disbursing agent)

Item 34.                  Management Services

Not applicable.

Item 35.                  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 27th day of April, 2010.

CREDIT SUISSE TRUST
By:	/s/ John G. Popp
John G. Popp
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ John G. Popp	Chief Executive Officer	April 27, 2010
John G. Popp

/s/ Michael A. Pignataro	Chief Financial Officer	April 27, 2010
Michael A. Pignataro

/s/ Steven N. Rappaport*	Chairman of the Board	April 27, 2010
Steven N. Rappaport

/s/ Jeffrey E. Garten*	Trustee	April 27, 2010
Jeffrey E. Garten

/s/ Peter F. Krogh*	Trustee	April 27, 2010
Peter F. Krogh

/s/ Enrique R. Arzac*	Trustee	April 27, 2010
Enrique R. Arzac

*By:	/s/ Michael A. Pignataro
Michael A. Pignataro, as Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

j(1)	Consent of Independent Registered Public Accounting Firm.

p(1)	Global Personal Trading Policy for Registrant, Credit Suisse Asset Management, LLC and CSAMSI dated July 9, 2007.

(2)	Code of Ethics dated May 3, 2010.